EXHIBIT A

THE REPUBLIC OF INDONESIA

as Issuer

and

BANK INDONESIA

and

THE BANK OF NEW YORK MELLON

as Trustee

and

THE BANK OF NEW YORK MELLON, LONDON BRANCH

and

THE BANK OF NEW YORK MELLON SA/NV, LUXEMBOURG BRANCH

INDENTURE

DEBT SECURITIES

Dated as of December 11, 2017

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

EXHIBIT A – Form of Face of Global Securities
EXHIBIT B – Form of Face of Certificated Securities
EXHIBIT C – Form of Reverse of Securities—Terms and Conditions
EXHIBIT D – Form of Authorization
EXHIBIT E – Form of Incumbency Certificate
EXHIBIT F – Form of Transfer Certificates
EXHIBIT G – Form of Regulation S Global Security Certificate
EXHIBIT H – Form of Rule 144A Global Security Certificate

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THIS INDENTURE (the “Indenture”), dated as of December 11, 2017 between the Republic of Indonesia (the “Republic”), Bank Indonesia (“Bank Indonesia”), The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”), The Bank of New York Mellon, London Branch and The Bank of New York Mellon SA/NV, Luxembourg Branch.

W I T N E S S E T H:

WHEREAS, the Republic has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, warrants, bonds or other evidences of indebtedness (herein generally called the “Debt Securities”), to be issued in one or more Series (as defined below), as provided in this Indenture and to provide, among other things, for the authentication, delivery and administration thereof; and

WHEREAS, all things necessary have been done to make this Indenture a valid agreement of the Republic and Bank Indonesia in accordance with its terms;

NOW, THEREFORE:

In consideration of the premises and the purchases of the Debt Securities by the Holders (as defined below) thereof, each of the Republic, Bank Indonesia and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders from time to time of the Debt Securities, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1.

“Additional Amounts” shall have the meaning set forth in paragraph 3(a) of the Terms.

“Agents” shall have the meaning set forth in Section 3.2(c).

“Applicable Law” shall have the meaning set forth in Section 5.2.

“Applicable Procedures” shall have the meaning set forth in Section 2.8(a)

“Authorization” shall have the meaning set forth in Section 2.1(c).

“Authorized Officers” means, in connection with the execution of any Debt Securities of a Series, each of the Minister of Finance of the Republic or such other person designated from time to time by the Minister of Finance of the Republic to sign Debt Securities of such Series on the Republic’s behalf pursuant to Section 2.2(a), and in relation to other matters, each person designated from time to time in writing by the Republic.

“Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or in the City of Jakarta (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation, or executive order to be closed.

“Certificated Security” means a Debt Security evidencing all or part of a Series of Debt Securities, in the form adopted as the form of Debt Security for that Series pursuant to Section 2.5, containing the Terms of the Debt Securities of that Series, and registered in the name of a Holder other than the Depositary.

“Clearstream” means Clearstream Banking S.A.

“Corporate Trust Office” means the office of the Trustee at which at any time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, New York, NY 10286, United States of America, Attention: Global Corporate Trust Administration – Republic of Indonesia, or such other address as the Trustee may designate from time to time by notice to the Republic, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Republic).

“Cross-Series Modification” means a Reserve Matter Modification to the Terms of the Debt Securities of two or more Series or to this Indenture insofar as it affects the Debt Securities of two or more Series.

“Cross-Series Modification with Single Aggregated Voting” means a Cross-Series Modification that is Uniformly Applicable and is made in accordance with Section 11.5.

“Cross-Series Modification with Two-Tier Voting” means a Cross-Series Modification that is made in accordance with Section 11.6(a).

“Debt Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

“Demanding Holders” shall have the meaning set forth in Section 4.1(b).

“Depositary” means, with respect to Debt Securities of any Series issued in whole or in part in the form of one or more Global Securities, DTC or such other Person as shall be designated as Depositary by Bank Indonesia pursuant to Section 2.5 until a successor Depositary shall have been appointed pursuant to the applicable provision of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Debt Securities of any Series shall mean the Depositary with respect to the Debt Securities of such Series.

“Dollar,” “U.S. $” or “$” means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

“DTC” means The Depository Trust Company, a New York corporation.

“Euroclear” means Euroclear SA/NV, as operator of the Euroclear system.

“Event of Default,” in respect of any Series of Debt Securities, means any event or condition specified as such in the Terms for such Series.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Global Bond” or “Global Security” means a Debt Security evidencing all or part of a Series of Debt Securities, in the form adopted as the form of Debt Security for that Series pursuant to Section 2.5, containing the Terms of the Debt Securities of that Series, registered in the name of the Depositary for such Series (or its nominee) in accordance with Article Two and bearing the legend prescribed in Section 2.5(c), including the Rule 144A Global Securities, the Regulation S Global Securities and any other Debt Securities issued hereunder and represented initially by one or more permanent global securities in fully registered form without interest coupons.

“Holder” means the Person in whose name a Debt Security is registered in the Register.

“Immunities Act” shall have the meaning set forth in Section 9.7(c).

“Incumbency Certificate” shall have the meaning set forth in Section 2.2(b).

“Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented and, unless the context otherwise requires, shall include the Terms of a particular Series of Debt Securities established pursuant to Section 2.1(c).

“interest,” when used with respect to an Original Issue Discount Debt Security which by its terms bears interest only after the Stated Maturity Date, means interest payable after the Stated Maturity Date.

“Majority” means greater than 50%.

“Modification” means any modification, amendment, supplement or waiver, including those effected by way of exchange or conversion, affecting one or more Series of Debt Securities.

“Modifications Calculation Agent” has the meaning set forth in Section 11.7.

“Modification Method” has the meaning set forth in Section 11.3.

“Non-Reserve Matter Modification” means any Modification other than a Reserve Matter Modification.

“Officer’s Certificate” means a certificate signed by an Authorized Officer and delivered to the Trustee.

“Opinion of Counsel” means an opinion in writing signed by external legal counsel to the Republic or the Trustee.

“Original Issue Discount Debt Security” means any Security that provides for an amount less than the original principal amount thereof to be due and payable upon a declaration of acceleration of the Stated Maturity Date thereof pursuant to Section 4.1.

“Outstanding” means, in respect of the Debt Securities of any Series, the Debt Securities of such Series authenticated and delivered pursuant to this Indenture except for:

i.	Debt Securities of that Series theretofore canceled by the Registrar or delivered to the Registrar for cancellation or held by the Registrar for reissuance but not reissued;

ii.	Debt Securities of that Series that have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof (and premium, if any) and any interest thereon shall have been made available to the Trustee or Paying Agent, provided that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; or

iii.	Debt Securities of that Series in lieu of or in substitution for which other Debt Securities shall have been authenticated pursuant to this Indenture;

provided, however, that, in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have taken any action or instruction under this Indenture or the Debt Securities, (A) the principal amount of an Original Issue Discount Debt Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of such date upon acceleration of the Stated Maturity Date thereof to such date pursuant to Section 4.1, (B) if, as of such date, the principal amount payable at the Stated Maturity Date of a Debt Security is not determinable, the principal amount of such Debt Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 2.1, (C) the principal amount of a Debt Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 2.1, of the principal amount of such Debt Security (or, in the case of a Debt Security described in clause (A) or (B) above, of the amount determined as provided in such clause), and (D) a Debt Security will be disregarded and deemed not to be Outstanding, and may not be counted in a vote or consent solicitation for or against a proposed Modification, if on the record date for the proposed Modification or other action or instruction hereunder, the Debt Security is held by the Republic or by a Public Sector Instrumentality, or by a corporation, trust or other legal entity that is controlled by the Republic or a Public Sector Instrumentality, except that (x) Debt Securities held by the Republic or any Public Sector Instrumentality or any corporation, trust or other legal entity controlled by the Republic or by a Public Sector Instrumentality that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Debt Securities and that the pledgee is not the Republic, a Public Sector Instrumentality or a corporation, trust or other legal entity that is controlled by the Republic or a Public Sector Instrumentality, and in case of a dispute concerning such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice, and any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters or information that is in the possession of the Trustee, upon the certificate, statement or opinion of or representations by the Trustee; and (y) in determining whether the Trustee will be protected in relying upon any such action or instructions hereunder, or any notice from Holders, only Debt Securities that a Responsible Officer of the Trustee has received an Officer’s Certificate will be so disregarded.

For the purpose of this definition and Section 11.10, “Public Sector Instrumentality” means any department, ministry or agency of the central Government of the Republic, Bank Indonesia or a corporation, trust or other legal entity that is controlled by the central government of the Republic or by a Public Sector Instrumentality if the Republic or any of the foregoing has the power, directly or indirectly, through the ownership of voting securities or other ownership interests, by contract or otherwise, to direct the management of or to elect or to appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of that legal entity.

“Participant” shall mean any Person who is a participant of the Depositary.

“Payment Date” shall have the meaning set forth in Section 3.4(a).

“Paying Agent” means any paying agent appointed pursuant to this Indenture.

“Person” means an individual, a corporation, a partnership, a limited liability company, a limited liability partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Process Agent” shall have the meaning set forth in Section 9.7.

“Qualified Institutional Buyer” means a qualified institutional buyer within the meaning of Rule 144A.

“Record” shall have the meaning set forth in Section 2.6(a).

“Register” shall have the meaning set forth in Section 2.6(a).

“Registrar” means any registrar appointed pursuant to this Indenture.

“Related Judgment” shall have the meaning set forth in Section 9.7(b).

“Related Proceeding” shall have the meaning set forth in Section 9.7(b).

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Security” shall have the meaning set forth in Section 2.1(e).

“Regulation S Securities” means all Debt Securities required to bear a Regulation S Legend provided for in Exhibit A, including the Regulation S Global Security.

“Republic” means the Republic of Indonesia.

“Reserve Matter Modification” means any Modification to the Terms of the Debt Securities of any Series, or to this Indenture insofar as it affects the Debt Securities of such Series, that would with respect to such Series of Debt Securities:

i.	change the date on which any amount is payable;

ii.	reduce the principal amount (other than in accordance with the express terms of the Debt Securities of that Series and this Indenture);

iii.	reduce the interest rate;

iv.	change the method used to calculate any amount payable (other than in accordance with the express terms of the Debt Securities and this Indenture);

v.	change the currency or place of payment of any amount payable;

vi.	permit early redemption of the Debt Securities of a Series, or if early redemption is already permitted, set a redemption date earlier than the date previously specified or reduce the redemption price;

vii.	modify the Republic’s obligation to make any payments (including any redemption price therefor);

viii.	change the identity of the obligor;

ix.	change the definition of “Outstanding” or the percentage of affirmative votes or written consents, as the case may be, required for the taking of any action pursuant to Section 11.4, Section 11.5 and Section 11.6;

x.	change the definition of “Uniformly Applicable” or “Reserve Matter Modification”;

xi.	authorize the Trustee, on behalf of all Holders of the Debt Securities, to exchange or substitute all the Debt Securities for, or convert all the Debt Securities into, other obligations or securities of the Republic or any other Person;

xii.	change the legal ranking, governing law, submission to jurisdiction, the Republic’s obligation to appoint and maintain an agent for service of process or waiver of immunities provisions of the Terms of such Debt Securities.

“Responsible Officer” shall mean, any managing director, vice president, trust associate, relationship manager, transaction manager, client service manager, any trust officer or any other officer located at the Specified Corporate Trust Office of the Trustee who customarily performs functions similar to those performed by any persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and in each such case, who shall have responsibility for the administration of this Indenture.

“Specified Corporate Trust Office” means The Bank of New York Mellon, Singapore Branch, One Temasek Avenue, #03-01 Millenia Tower, Singapore 039192, Attention: Corporate Trust – Republic of Indonesia, facsimile: +65 6883 0338.

“Rule 144” means Rule 144 under the Securities Act.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Global Securities” shall have the meaning specified in Section 2.1(e).

“Rule 144A Securities” means any Rule 144A Global Securities or Certificated Securities offered in the United States to Qualified Institutional Buyers in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof and issued and delivered in accordance therewith.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Series” means Debt Securities having the same Terms and issued on the original issue date therefor, together with any further issuances of Debt Securities that, in relation to each other and to the original issuance, are (i) identical in all respects except for their issue date, issue price and the first payment date and (ii) expressed to be consolidated and form a single Series with the Debt Securities issued on the original issue date, if any.

“Single Series Modification” means a Modification to the Terms of the Debt Securities of a single Series, or to this Indenture insofar as it affects the Debt Securities of a single Series.

“Single Series Non-Reserve Matter Modification” means a Single Series Modification that does not constitute or include a Reserve Matter Modification.

“Single Series Reserve Matter Modification” means a Single Series Modification that constitutes or includes a Reserve Matter Modification.

“Specified Court” shall have the meaning set forth in Section 9.7(b).

“Stated Maturity Date” means, when used with respect to any Debt Security or any installment of principal thereof or interest thereon, the date expressed in such Debt Security (as such Debt Security may be amended or modified pursuant to Article Eleven) as the fixed date on which the principal of such Debt Securities or interest thereon is due and payable, without giving effect to any acceleration of any Payment Dates pursuant to the terms of such Debt Securities or otherwise.

“Terms,” with respect to any Series of Debt Securities, shall have the meaning set forth in Section 2.1(b).

“Transfer Agent” means any transfer agent appointed pursuant to this Indenture.

“Trustee” means The Bank of New York Mellon until any successor trustee for any Series shall have become such pursuant to Article Five, and thereafter shall mean or include each Person who is a Trustee for one or more Series hereunder. If at any time there is more than one Trustee, then “Trustee” as used with respect to the Debt Securities of any Series shall mean the Trustee with respect to that Series.

“Uniformly Applicable” means a Modification by which (A) Holders of Debt Securities of all Series affected by that Modification are invited to exchange, convert or substitute their Debt Securities on the same terms for (x) the same new instruments or other consideration or (y) new instruments or other consideration from an identical menu of instruments or other consideration. It is understood that a Modification will not be considered to be Uniformly Applicable if each exchanging, converting or substituting Holder of Debt Securities of any Series affected by that Modification is not offered the same amount of consideration per amount of principal, the same amount of consideration per amount of interest accrued but unpaid and the same amount of consideration per amount of past due interest, respectively, as that offered to each other exchanging, converting or substituting Holder of Debt Securities of any Series affected by that Modification (or, where a menu of instruments or other consideration is offered, each exchanging, converting or substituting Holder of Debt Securities of any Series affected by that Modification is not offered the same amount of consideration per amount of principal, the same amount of consideration per amount of interest accrued but unpaid and the same amount of consideration per amount of past due interest, respectively, as that offered to each other exchanging, converting or substituting Holder of Debt Securities of any Series affected by that Modification electing the same option under such menu of instruments).

“United States” means the United States of America.

Section 1.2.    Rules of Construction. Unless the context otherwise requires:

(1) a term has the meaning assigned to it;

(2) “or” is not exclusive;

(3) “including” means including without limitation;

(4) words in the singular include the plural and words in the plural include the singular;

(5) references to “shall” and “will” are intended to have the same meaning;

(6) unless the context otherwise requires, any reference to an “Article,” “Section,” “Exhibit” or “clause” refers to an Article, Section, Exhibit or clause, as the case may be, of this Indenture; and

(7) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not any particular Article, Section, clause or other subdivision;

Section 1.3.    New York City Times. All times referred to in this Indenture or the Debt Securities are local time in The City of New York, State of New York, United States, except as otherwise specified.

ARTICLE TWO

THE DEBT SECURITIES

Section 2.1. Issuable in Series; Amount Unlimited. (a) The Republic may from time to time issue Debt Securities in one or more separate Series. The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

(b)    The Debt Securities of all Series shall contain or incorporate by reference the terms and conditions set forth in Exhibit C hereto, except to the extent modified or superseded by the terms set forth in the Authorization delivered pursuant to Section 2.1(c) with respect to a specific Series. The terms and conditions of the Debt Securities of a Series set forth in Exhibit C as may be modified or superseded by the terms set forth in the relevant Authorization delivered pursuant to Section 2.1(c), together with the terms and conditions of the Debt Securities of such Series set forth in the form of Debt Security established for that Series as provided in Section 2.5, are collectively referred to as the “Terms” of the Debt Securities of that Series.

(c)    The specific terms of each Series of Debt Securities shall be authorized by the Republic in an authorization (each, an “Authorization”) substantially in the form set forth in Exhibit D hereto, in a supplemental indenture or in any other form agreed to by the Trustee and the Republic, duly executed by an Authorized Officer on behalf of the Republic, which shall set forth some or all of the following with respect to that Series:

i.    the title of the Debt Securities of that Series (which shall distinguish the Debt Securities of that Series from all other Series of Debt Securities);

ii.    the limit, if any, upon the aggregate principal amount of Debt Securities of that Series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities of that Series pursuant to the provisions hereof or of the Debt Securities of that Series) and the issue price;

iii.    the dates on which or periods during which the Debt Securities of that Series may be issued, and the dates on, or the range of dates within which, the principal of (and premium, if any, on) the Debt Securities of that Series are or may be payable;

iv.    the rate or rates or the method of determination thereof at which the Debt Securities of that Series shall bear interest, if any, the date or dates from which such interest shall accrue, the Payment Dates on which such interest shall be payable, and the method, if any, for determining the Holders of the Debt Securities of that Series to whom any such interest will be payable;

v.    the places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where the principal of (and premium, if any) and interest on Debt Securities of that Series shall be payable;

vi.    the obligation, if any, of the Republic to redeem or purchase Debt Securities of that Series pursuant to any sinking fund or analogous provisions or at the option of a Holder and the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of that Series shall be redeemed or repurchased, in whole or in part, pursuant to such obligation;

vii.    the periods within which or the dates on which, the prices at which and the terms and conditions upon which the Debt Securities of that Series may be redeemed, if any, in whole or in part, at the option of the Republic or otherwise;

viii.    if other than denominations of $1,000 and integral multiples of $1.00 in excess thereof, the denominations in which individual Debt Securities of that Series shall be issuable;

ix.    whether the Debt Securities of that Series are to be issued as discount Debt Securities and the amount of discount with which that Debt Securities shall be issued;

x.    provisions, if any, for the defeasance of Debt Securities of that Series;

xi.    whether the Debt Securities of that Series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Securities and the terms and conditions, if any, upon which interests in such Global Securities may be exchanged in whole or in part for the Certificated Securities represented thereby;

xii.    whether the Debt Securities of that Series are subject to any registration rights agreement;

xiii.    if other than Dollars, the currency in which Debt Securities of that Series shall be denominated or in which payment of the principal of (and premium, if any) and interest on Debt Securities of that Series may be made and any other terms concerning such payment;

xiv.    if the principal of (and, premium, if any) or interest on Debt Securities of that Series are to be payable, at the election of the Republic or a Holder thereof, in a currency other than that in which the Debt Securities are denominated or payable without such election, the periods within which and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the currency in which the Debt Securities are denominated or payable without such election and the currency in which the Debt Securities are to be paid if such election is made;

xv.    any additional Events of Default or restrictive covenants provided for with respect to Debt Securities of that Series;

xvi.    any other terms of that Series (which terms shall not be inconsistent with the provisions of this Indenture); and

xvii.    CUSIP, ISIN or other identifying numbers with respect to Debt Securities of that Series.

(d)    All Debt Securities of any one Series shall be substantially identical in all respects except as to denomination, issue date, issue price or the first payment date, as applicable, and as may otherwise be provided in the Authorization for, or any supplemental indenture with respect to, that Series.

(e)    Rule 144A Securities initially will be represented by one or more permanent global Securities in fully registered form without interest coupons (collectively, the “Rule 144A Global Securities”). Regulation S Securities initially will be represented by one or more permanent global Securities in fully registered form without interest coupons (collectively, the “Regulation S Global Securities”). Beneficial interests in a Rule 144A Global Securities and in a Regulation S Global Securities may not be exchanged for Certificated Securities except in the limited circumstances described in Section 2.5(e) or 2.5(f).

(f)    Beneficial interests in the Rule 144A Global Securities may not be exchanged for beneficial interests in the Regulation S Global Securities or vice versa at any time except in the limited circumstances described in Section 2.8.

Section 2.2.    Execution and Authentication of Debt Securities. (a) The Debt Securities of any Series shall be signed on behalf of the Republic by one or more Authorized Officers. Each such signature may be the manual or facsimile signature of the Authorized Officers. Upon the execution and delivery of this Indenture, or from time to time thereafter, Debt Securities of any Series in an aggregate principal amount not in excess of such principal amount as shall have been set forth in an Authorization for such Series may be executed and delivered by the Republic to the Trustee for authentication, accompanied by an Officer’s Certificate directing such authentication, and the Trustee shall thereupon authenticate and deliver such Debt Securities to or upon the written order of the Republic, signed by an Authorized Officer, without any further action by the Republic.

(b)    With the delivery of this Indenture, the Republic is furnishing to the Trustee, and from time to time thereafter may furnish, a certificate or certificates substantially in the form of Exhibit E (an “Incumbency Certificate”), identifying and certifying the incumbency and specimen (and facsimile) signature(s) of the Authorized Officers authorized to act and to give and receive instructions and notices on behalf of the Republic hereunder. Until the Trustee receives a subsequent or supplemental Incumbency Certificate, the Trustee shall be entitled to fully rely with no liability therefor on the last Incumbency Certificate delivered to it for purposes of determining the Authorized Officers. Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any Debt Security which has been duly authenticated and delivered by the Trustee.

(c)    In case any Authorized Officer who shall have signed any of the Debt Securities shall cease to be an Authorized Officer before the Debt Security so signed shall be authenticated and delivered by the Trustee or disposed of by or on behalf of the Republic, such Debt Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debt Security had not ceased to be an Authorized Officer; and any Debt Security may be signed on behalf of the Republic by such persons as, at the actual date of the execution of such Debt Security, shall be Authorized Officers, although at the date of the execution and delivery of this Indenture any such person was not an Authorized Officer.

Section 2.3.    Certificate of Authentication. Only such Debt Securities as shall bear thereon a certification of authentication substantially as set forth below in this Section 2.3, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certification by the Trustee upon any Debt Security executed by or on behalf of the Republic shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the Holder thereof is entitled to the benefits of this Indenture.

Notwithstanding the foregoing, if any Debt Security shall have been authenticated and delivered hereunder but never issued and sold by the Republic, and the Republic shall deliver such Debt Security to the Registrar for cancellation, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By
Name:
Title:

Section 2.4. Denominations The Debt Securities of each Series shall be issuable only in registered form without interest coupons and only in such denominations as shall be specified as contemplated by Section 2.1. In the absence of any such specified denomination with respect to the Debt Securities of any Series, the Debt Securities of such Series shall be issuable in denominations of U.S. $1,000 and integral multiples of U.S. $1.00 in excess thereof.

Section 2.5.    Form of Debt Securities. (a) The Debt Securities of each Series shall be in substantially the form set forth in Exhibit A or B, as applicable, and Exhibit C, or in such other form as shall be established by or pursuant to the Authorization contemplated by Section 2.1 or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the Authorized Officers executing such Debt Securities, as evidenced by their execution thereof.

(b)    Each Debt Security shall be dated the date of its authentication.

(c)    If the Republic shall establish pursuant to an Authorization or supplemental indenture that the Debt Securities of a Series are to be issued in whole or in part in the form of one or more Global Securities, then the Authorized Officers shall execute and the Trustee, upon receipt of such executed Global Securities and an Officer’s Certificate directing the same, shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Debt Securities of such Series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instruction and (iv) shall bear a legend substantially to the following effect: “Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.”

(d)    Each Depositary designated pursuant to this Section 2.5 must, at the time of its designation and at all times while it serves as Depositary, be a “clearing agency” that is registered, exempt from registration or not required to be registered under the Exchange Act and/or any other applicable statute or regulation.

(e)    If at any time the Depositary for any Series of Debt Securities represented by Global Securities notifies the Republic that it is unwilling or unable to continue as Depositary for such Global Securities or if at any time the Depositary for such Global Securities ceases to be a “clearing agency” registered under any applicable statute or regulation or if at any time the Depositary for such Global Securities shall no longer be eligible to act as such for such Global Securities, the Republic shall inform Bank Indonesia and Bank Indonesia shall appoint a successor Depositary with respect to such Global Securities. If a successor Depositary for such Global Securities is not appointed by Bank Indonesia within 90 days after the Republic receives notice from the Depositary or becomes aware of such ineligibility, the Republic’s election pursuant to this Section 2.5 that Debt Securities of that Series be represented by Global Securities shall no longer be effective and the Republic will execute, and the Trustee, upon receipt of an Officer’s Certificate directing the authentication and delivery of Certificated Securities and an adequate supply of Certificated Securities, will authenticate and deliver to each beneficial owner identified in writing by the Depositary, without charge to the Holder, Certificated Securities of that Series in any authorized denominations in an aggregate principal amount equal to the principal amount of its beneficial interests in such Global Securities in exchange for its beneficial interests in such Global Securities.

(f)    If the Trustee has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Holders of Debt Securities of any Series thereunder and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of the Debt Securities of such Series, the Trustee may in its sole discretion determine that the Debt Securities of such Series represented by Global Securities shall no longer be represented by such Global Securities. Additionally, the Republic, at its option, may determine to terminate the book-entry system through the Depositary for any Series and make Certificated Securities of such Series available to the Holders of Debt Securities of such Series or their nominees. In either such event, the Republic hereby agrees to execute and the Trustee, upon receipt from the Republic of an adequate supply of Certificated Securities of such Series, will authenticate and deliver to each beneficial owner identified in writing to the Depositary, in exchange for its beneficial interests in such Global Securities of such Series, Certificated Securities of such Series (and, if the Trustee has in its possession Certificated Securities of such Series previously executed by the Republic, the Trustee will authenticate and deliver such Certificated Securities), in authorized denominations, in an aggregate principal amount equal to the principal amount of its beneficial interests in such Global Securities of such Series.

(g)    Certificated Securities will be issued in exchange for interests in Global Securities only pursuant to Section 2.5(e) or 2.5(f) hereof.

Section 2.6.    Registration, Transfer and Exchange of Debt Securities. (a)    The Republic will keep books for the exchange and registration of Debt Securities at the Corporate Trust Office. The Registrar will keep a record of all Debt Securities (the “Register”) at said office. The Register will show the principal amount of each Series of Debt Securities, the date of issue, all subsequent transfers and changes of ownership in respect thereof and the names, tax identifying numbers and addresses of the Holders of each Series. The Registrar will also maintain a record (the “Record”) which will include notations as to whether Debt Securities have been paid or cancelled, and, in the case of mutilated, purportedly destroyed, stolen or lost Debt Securities, whether such Debt Securities have been replaced. In the case of the replacement of any of the Debt Securities, the Record will include notations of the Debt Security so replaced, and the Debt Security issued in replacement thereof. In the case of the cancellation of any Series of Debt Securities, the Record will include notations of the Series of Debt Securities so cancelled and the date on which such Series was cancelled. The Registrar shall at all reasonable times upon reasonable notice during office hours make the Register and the Record available to the Republic, or any Person authorized by the Republic in writing for inspection and for the taking of copies thereof or extracts therefrom, and at the sole expense of the Republic, the Registrar shall deliver to such Persons all lists of Holders of Debt Securities, their addresses and amounts of such holdings as such Person may request. The Register and the Record shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.

(b)    Subject to the requirements of paragraph 8(c) of the Terms, the Holder of Certificated Securities may transfer the same in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by surrendering such Certificated Securities at the Corporate Trust Office or at the office of any transfer agent or registrar, together with an executed instrument of transfer substantially in the form of Exhibit F to this Indenture. In exchange for Certificated Securities of any Series properly presented for transfer, the Trustee shall, within three Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a transfer agent or registrar (other than the Trustee), authenticate and deliver at such Corporate Trust Office, or at the office of any transfer agent or registrar, as the case may be, to the transferee or send by first class mail (at the risk of the transferee) to such address as the transferee may request, Certificated Securities, as the case may require, of such Series for like aggregate principal amount and of such authorized denomination or denominations as may be requested. The presentation for transfer of any Certificated Securities shall not be valid unless made at the Corporate Trust Office, at the office of any transfer agent or registrar, by the registered Holder in person, or by a duly authorized attorney-in-fact. The Republic shall ensure that the Trustee shall be provided with an adequate supply of executed Certificated Securities for authentication and delivery pursuant to the terms of this Section 2.6(b).

(c)    Subject to the requirements of paragraph 8(b) of the Terms, at the option of the Holder, Certificated Securities may at any time be presented for exchange into an equal aggregate principal amount of Certificated Securities in different authorized denominations, but only at the Corporate Trust Office or another office acceptable to the Trustee together with a written request for the exchange. Subject to this Section 2.6(c) and paragraph 8(b) of the Terms, in exchange for Certificated Securities of any Series properly presented for exchange, the Trustee shall, within three Business Days following such request made at such Corporate Trust Office, authenticate and deliver Certificated Securities of such Series for a like aggregate principal amount and of such authorized denomination or denominations as may be requested. The Republic shall ensure that the Trustee shall be provided with an adequate supply of executed Certificated Securities for authentication and delivery pursuant to the terms of this Section 2.6(c).

(d)    The costs and expenses of effecting any transfer, registration or exchange pursuant to this Section 2.6 shall be borne by the Republic except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto, which shall be borne by the Holders. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e)    None of the Trustee, any transfer agent or any registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Debt Security (including any transfers between or among Participants or owners of beneficial interests in any Debt Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, this Indenture, and to examine the same to determine material compliance as to form with the express requirements hereof.

Section 2.7.    Mutilated, Defaced, Purportedly Destroyed, Stolen or Lost Debt Securities; Cancellation and Destruction of Debt Securities. (a) The Republic shall execute and deliver to the Trustee Debt Securities in such amounts and at such times as to enable the Trustee to fulfill its responsibilities under this Indenture and the Debt Securities.

(b)    The Trustee is hereby authorized, in accordance with and subject to the conditions set forth in paragraph 8(a) of the Terms, to authenticate and deliver from time to time Debt Securities of any Series in exchange for or in lieu of Debt Securities of such Series which become mutilated, defaced, purportedly destroyed, stolen or lost. The Trustee and the Republic shall be entitled to receive security and indemnity satisfactory to them from the applicable Holder in connection with any such authentication. Each Debt Security delivered in exchange for or in lieu of any Debt Security shall carry all the rights to interest (including rights to accrued and unpaid interest) which were carried by such Debt Security.

(c)    All Debt Securities surrendered for payment or exchange shall be delivered to the Registrar at its Corporate Trust Office or at any other office acceptable to the Trustee. The Registrar shall cancel and dispose of all such Debt Securities surrendered for payment or exchange, as it may determine, and shall upon prior written request deliver a certificate of disposition to the Republic.

(d)    Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

(e)    All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Republic, evidencing the same debt and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such transfer or exchange.

Section 2.8.    Restrictions on Transfer of the Rule 144A Securities and Regulation S Securities. Notwithstanding any other provisions hereof to the contrary: (a) If the Debt Securities of any Series are issued in the form of a Regulation S Global Security or a Rule 144A Global Security, and if the owner of a beneficial interest in any Rule 144A Global Security wishes at any time to exchange its beneficial interest therein (or any portion thereof) for a beneficial interest in a Regulation S Global Security of the same Series, or to transfer such beneficial interest (or any portion thereof) to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security of the same Series, then such exchange or transfer may be effected, subject to the applicable rules and procedures of the Depositary, and/or Euroclear and Clearstream (the “Applicable Procedures”) and minimum denomination requirements, only in accordance with this Section 2.8(a). Upon receipt by the Trustee at the Corporate Trust Office of: (i) written instructions given in accordance with the Applicable Procedures from a Participant directing the Trustee to credit or cause to be credited to a specified Participant’s account a beneficial interest in the Regulation S Global Security in a principal balance equal to that of the beneficial interest in the Rule 144A Global Security of the same Series to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit G given by the owner of such beneficial interest in the Rule 144A Global Security, the Registrar shall instruct the Depositary to reduce the balance of such Rule 144A Global Security and to increase the balance of the Regulation S Global Security of the same Series by the amount of the beneficial interest in the Rule 144A Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such an instruction (which may be the Participant for Euroclear or Clearstream or both, as the case may be) for the benefit of such Person specified in such instructions, a beneficial interest in the Regulation S Global Security having a principal balance equal to the amount by which the balance of the Rule 144A Global Security of the same Series was reduced upon such exchange or transfer.

(b)    If the Debt Securities of any Series are issued in the form of a Regulation S Global Security or a Rule 144A Global Security, and if the owner of a beneficial interest in a Regulation S Global Security wishes at any time to exchange its beneficial interest therein (or any portion thereof) for a beneficial interest in a Rule 144A Global Security of the same Series, or to transfer such beneficial interest (or any portion thereof) to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security of the same Series, then such exchange or transfer may be effected, subject to the Applicable Procedures and minimum denomination requirement, only in accordance with this Section 2.8(b). Upon receipt by the Trustee at its Corporate Trust Office of: (i) written instructions given in accordance with the Applicable Procedures from a Participant directing the Trustee to credit or cause to be credited to a specified Participant’s account a beneficial interest in the Rule 144A Global Security in a principal balance equal to that of the beneficial interest in the Regulation S Security of the same Series to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited with, and the account of the

Participant to be credited for, such beneficial interest and (iii) if during the Distribution Compliance Period (as defined in Regulation S), a certificate in substantially the form set forth in Exhibit H given by the owner of such beneficial interest in the Regulation S Global Security, the Registrar shall instruct the Depositary to reduce the balance of the Regulation S Global Security and to increase the balance of the Rule 144A Global Security of the same Series, by the principal balance of the beneficial interest in the Regulation S Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal balance equal to the amount by which the balance of the Regulation S Global Security of the same Series was reduced upon such exchange or transfer.

(c)    If a Global Security or any portion thereof (or beneficial interest therein) is exchanged for Certificated Securities pursuant to Section 2.5, then such Certificated Securities may in turn be exchanged (upon transfer or otherwise) for other Certificated Securities only in accordance with procedures substantially consistent with the provisions of Sections 2.8(a) and (b) (including any certification requirement set forth herein intended to ensure that transfers and exchanges of Certificated Securities comply with Rule 144A or Regulation S, as the case may be) and any applicable laws, as may be adopted from time to time by the Republic.

Section 2.9.    Rule 144A Restrictive Legend. (a) Rule 144A Global Securities shall bear a restrictive legend in substantially the form set forth in Exhibit A hereof. Certificated Securities issued pursuant to Rule 144A shall bear a restrictive legend in substantially the form set forth in Exhibit B hereof.

(b)    The restrictive legend set forth on Exhibit A or Exhibit B may be removed from a Rule 144A Security if there is delivered to the Republic and the Trustee an Opinion of Counsel, as may reasonably be required by the Republic, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Security (or beneficial interests therein) will not violate the registration requirements of the Securities Act. Upon provision of such Opinion of Counsel to the Republic and the Trustee, the Trustee, upon receipt of an authorization, shall authenticate and deliver in exchange for such Rule 144A Security, a Regulation S Security or a Rule 144A Security (or Debt Security) executed by the Republic having an equal aggregate principal balance that does not bear such legend.

(c)    If such a restrictive legend required for Rule 144A Securities has been removed as provided in clause (b) of this Section 2.9, then no other Debt Security issued in exchange for all or any part of such Rule 144A Securities, shall bear such legend unless the Republic has reasonable cause to believe that such other Rule 144A Securities are a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a restrictive legend to be affixed thereon.

Section 2.10.    CUSIP, ISIN or Other Identifying Numbers. The Republic in issuing the Debt Securities of any Series may use CUSIP, ISIN or other identifying numbers (if then generally in use), in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities of such Series or as contained in any notice of a redemption and such redemption shall not be affected by any defect in or omission of such numbers. The Republic will promptly notify the Trustee, the Paying Agent and Registrar in writing of any initial CUSIP, ISIN or other identifying numbers and any change in the CUSIP, ISIN or other identifying numbers.

ARTICLE THREE

COVENANTS

Section 3.1.    Payment of Principal and Interest. The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, each of the Debt Securities and any other payments to be made by the Republic under the Debt Securities and this Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and this Indenture, subject to Section 9.6.

Section 3.2.    Offices for Payments. (a) So long as any of the Debt Securities remain Outstanding, Bank Indonesia will maintain in the place set forth in an Authorization: (a) an office or agency where the Debt Securities may be presented for payment, (b)    an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in this Indenture and (c) an office or agency where notices and demands to or upon the Republic in respect of the Debt Securities or of this Indenture may be served. Bank Indonesia hereby initially designates the Corporate Trust Office as the office or agency for each such purpose and as the place where the Register will be maintained. In case Bank Indonesia shall fail to maintain any such office or agency or the Republic shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. If any Series of Debt Securities are listed on a securities exchange and that securities exchange so requires, Bank Indonesia will maintain a paying agent in the jurisdiction where the security exchange is located for such Series. The Republic will give the Trustee prompt written notice of the location of any such office or agency and of any change of location thereof.

(b)    Paying Agents; Transfer Agents; Registrar. Bank Indonesia hereby appoints (i) The Bank of New York Mellon as transfer agent, registrar and paying agent in The City of New York, USA, (ii) The Bank of New York Mellon, London Branch as paying agent in the City of London, England for any Debt Securities held through Euroclear and Clearstream, (iii) The Bank of New York Mellon, Singapore Branch as paying agent in Singapore if the Debt Securities are listed on the SGX-ST and are held in definitive form and (iv) The Bank of New York Mellon SA/NV, Luxembourg Branch as transfer agent and registrar in Luxembourg for Debt Securities held through Euroclear and Clearstream. Bank Indonesia may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the relevant Debt Securities are Outstanding (i) in the case of Debt Securities which are specified in the Authorization to be held through Euroclear and/or Clearstream, Bank Indonesia will, unless otherwise stated in the Authorization, maintain a transfer agent and registrar in Luxembourg and a paying agent in the City of London, England and (ii) in the case of Debt Securities which are specified in the Authorization to be held through DTC, Bank Indonesia will, unless otherwise stated in the Authorization, maintain a transfer agent, registrar and paying agent in The City of New York. If the relevant Debt Securities are listed on the Singapore Stock Exchange (“SGX-ST”) and the rules of such exchange so require, Bank Indonesia will maintain a paying agent in Singapore. The Republic will give prompt notice to all Holders of the relevant Debt Securities of any future appointment or any resignation or removal of any paying agent, transfer agent or registrar or of any change by any paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, Bank Indonesia shall have the right at any time to terminate any such appointment and to appoint any other paying agents, registrars or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders.

(c)    Compensation of Paying Agents; Transfer Agents; Registrar. Bank Indonesia covenants and agrees to pay any transfer agent, paying agent or registrar appointed pursuant to this Indenture (“Agents”) the compensation as agreed between Bank Indonesia and the Agents and Bank Indonesia covenants and agrees to pay or reimburse the Agents and each predecessor Agent upon its request for all documented and reasonably incurred expenses, disbursements and advances made by or on behalf of it in accordance with any of the provisions of this Indenture (including the compensation, documented expenses and disbursements incurred of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or fraud.

Section 3.3.    Appointment to Fill a Vacancy in Office of Trustee. The Republic, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee hereunder for each Series of Debt Securities.

Section 3.4.    Payments. (a) In order to provide for the payment of principal of, and premium, if any, and interest (including Additional Amounts, unless otherwise provided for in the Debt Securities) on, the Debt Securities as the same shall become due and payable, the Republic hereby agrees to pay or to cause to be paid to the account of the Trustee or Paying Agent at the Corporate Trust Office or the specified office of the Paying Agent as may be agreed between the Trustee or Paying Agent and the Republic (or, in the case of payments denominated in a currency other than Dollars, at such other place as set forth in an Authorization), not later than 10:00 a.m. (which shall be a reference to New York time in respect of Debt Securities cleared through DTC or, as the case may be, not later than 10:00 a.m. London time in respect of Debt Securities cleared through Euroclear and Clearstream) on or prior to each Stated Maturity Date (each, a “Payment Date”) with respect to such Debt Securities, in such coin or currency of the United States (or in such other currency as shall be specified in the Terms of the Debt Securities of the Series with respect to which payment is to be made) as at the time of payment shall be legal tender for the payment of public and private debts, in immediately available funds, an amount which (together with any funds then held by the Trustee or Paying Agent and available for the purpose) shall be sufficient to pay the aggregate amount of interest (including Additional Amounts) or principal or both, as the case may be, and any premium, if any, becoming due in respect of such Debt Securities on such Payment Date. The Trustee or Paying Agent, as applicable, shall apply such amount to the payment due on such Payment Date and, pending such application, such amounts shall be segregated from other funds and assets of the Trustee or Paying Agent, as applicable, if required by mandatory provisions of law, and shall be held in trust by the Trustee or held by the Paying Agent, as applicable, for the benefit of the Holders of such Debt Securities in accordance with their respective interests and the Republic shall have no proprietary or other interest whatsoever in such amounts.

(b)    At least ten Business Days prior to the first date for payment of interest on each Series of Debt Securities and, if there has been any change with respect to the matters set forth in the below-mentioned certificate, at least ten Business Days prior to each date thereafter for the payment of principal of or interest on such Debt Securities, the Republic shall furnish the Trustee with an Officer’s Certificate specifically instructing the Trustee as to any circumstances in which payments of principal of or interest on such Debt Securities due on such date shall be subject to deduction or withholding for or on account of any taxes described in paragraph 3(a) of the Terms and the rate of any such deduction or withholding. If any such deduction or withholding shall be required and if the Republic therefore becomes liable to pay Additional Amounts pursuant to paragraph 3(a) of the Terms, then at least ten Business Days prior to the date of any such payment of principal or interest, the Republic will furnish the Trustee with an Officer’s Certificate which specifies the amount required to be withheld on such payment to Holders of such Debt Securities and the Additional Amounts, if any, due to Holders of such Debt Securities, and simultaneously will pay to the Trustee such Additional Amounts as shall be required to be paid to such Holders.

(c)    Anything in this Section 3.4 to the contrary notwithstanding, the Republic may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by any paying agent, as required by this Section 3.4, such sums to be held by the Trustee upon the trusts herein contained.

(d)    Anything in this Section 3.4 to the contrary notwithstanding, the agreements to hold sums in trust as provided in this Section 3.4 are subject to the provisions of Section 8.3 and Section 8.4.

(e)    The Trustee and any paying agent, as applicable, whenever acting as paying agent with respect to any Series of Debt Securities, shall comply with applicable backup withholding tax and information reporting requirements under the U.S. Internal Revenue Code of 1986 (as amended from time to time, the “Code”), and the U.S. Treasury Regulations promulgated thereunder with respect to payments made under the Debt Securities (including, to the extent required, the collection of Internal Revenue Service Forms W-8 and W-9 and the filing of U.S. Internal Revenue Service Forms 1099 and 1096).

Section 3.5.    Notice of Event of Default. The Republic acting through any of its Authorized Officers will give the Trustee notice by facsimile or electronic transmission or other written communication satisfactory to the Trustee of any Event of Default relating to the Republic or of any condition or event which, with the giving of notice or the lapse of time or both, would, unless remedied, cured or waived, constitute an Event of Default relating to the Republic, within 15 days after the occurrence of such Event of Default or such other event or condition becomes known to the Republic, and of the measures it is taking to remedy such Event of Default or such other event or condition.

Section 3.6.    Calculation of Original Issue Discount. In the event that the Republic issues Debt Securities with an original issue discount for U.S. federal income tax purposes, the Republic shall file with the Trustee promptly, but no later than 60 days following the date of issuance (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Debt Securities Outstanding as of the end of such year and (ii) such other specific information relating to such original issue discount as may be requested by the Trustee to satisfy the relevant reporting requirements under the Code. This provision shall not apply with respect to any Debt Securities for which the Republic has filed an IRS Form 8281 with the Internal Revenue Service within 30 days of the issue date of such Debt Securities. In such case, the Republic shall provide a copy of IRS Form 8281 to the Trustee.

ARTICLE FOUR

REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

Section 4.1.    Events of Default; Acceleration of Maturity; Rescission and Annulment (a) An Event of Default with respect to the Debt Securities of any Series shall consist of the events specified in the Terms of Debt Securities for such Series as “Events of Default”.

(b)    If an Event of Default under any Series of Debt Securities shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Debt Securities of such Series to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may, and the Trustee at the written request of such Holders shall (subject to receiving indemnity and/or security to its satisfaction), declare the principal amount of all the Debt Securities of such Series due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Debt Securities of such Series shall have been cured or waived; provided that if, at any time after the principal of the Debt Securities of such Series shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Debt Securities of such Series, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Debt Securities of such Series which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Debt Security of such Series at the rate or rates of interest specified in such Debt Securities, if any, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the fees and reasonably incurred expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default under the Debt Securities of such Series, other than the nonpayment of the principal of the Debt Securities of such Series which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Debt Securities of such Series then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders of Debt Securities of such Series, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

Section 4.2.    Collection of Indebtedness by Trustee; Trustee May Prove Debt. (a) The Republic covenants that if (i) in case there shall be a default in the payment of any interest (including Additional Amounts)

on any Series of Debt Securities when such interest (including Additional Amounts) shall have become due and payable, and such default shall have continued for a period, if any, specified under the caption “Events of Default” in the Terms of the Debt Securities, or (ii) in case there shall be a default in the payment of all or any part of the principal of any Series of Debt Securities when the same shall have become due and payable, whether upon maturity or by acceleration or otherwise, and such default shall have continued for a period, if any, specified under the caption “Events of Default” in the Terms of the Debt Securities, then upon demand of the Holders of not less than 25% of the aggregate Outstanding principal amount of such Series of Debt Securities (with a copy to the Trustee), the Republic will pay to the Trustee for the benefit of the Holders of such Debt Securities, the whole amount then due and payable on such Debt Securities for principal, and premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue interest, at the rate or rates prescribed therefor in such Debt Securities, if any, and, in addition thereto, the Republic shall pay or cause to be paid such further amount as shall be sufficient to cover the documented and reasonably incurred costs and expenses of collection, including compensation to the Trustee and each predecessor trustee, their respective agents, attorneys and counsel, and any liabilities and documented and reasonably incurred expenses and advances made, by the Trustee and each predecessor trustee except as a result of their respective negligence or willful misconduct.

(b)    Until such demand is made by the Holders of not less than 25% of the aggregate Outstanding principal amount of such Series of Debt Securities, the Republic may pay the principal of, and interest on (including Additional Amounts), the Debt Securities to the Trustee for the benefit of the Holders, whether or not any payment under the Debt Securities shall be overdue.

(c)    In case the Republic shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Republic and collect in the manner provided by law out of the property of the Republic, wherever situated, the monies adjudged or decreed to be payable.

(d)    All rights of action and of asserting claims under this Indenture or the Debt Securities of any Series may be enforced by the Trustee without the possession of any Debt Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Debt Securities of that Series in respect of which such judgment has been recovered.

(e)    In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) with respect to one or several Series of Debt Securities, the Trustee shall be held to represent all the Holders of such Series of Debt Securities, and it shall not be necessary to make any such Holders parties to any such proceedings.

Section 4.3.    Application of Proceeds. Any monies collected by the Trustee pursuant to this Article Four or, after an Event of Default, any money distributable or allocable in respect of the Republic’s obligations under this Indenture shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal or interest (including Additional Amounts), upon presentation of the Debt Securities of the Series in respect of which money has been collected, or is distributable or allocable, and stamping (or otherwise noting) thereon the payment, or issuing Debt Securities in reduced principal amounts in exchange for the presented Debt Securities if only partially paid, or upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due to the Trustee (including any predecessor trustee) and the Agents under Section 5.6;

SECOND: In case the principal of the Debt Securities of such Series shall not have become and be then due and payable, to the payment of overdue interest (including Additional Amounts) in default on such Series of Debt Securities in the order of the maturity of the installments of such interest (including Additional Amounts), with interest (to the extent that such interest has been collected by the Trustee, or is distributable or allocable) upon the overdue installments of interest (including Additional Amounts), at the rate or rates prescribed therefor in such Debt Securities, if any, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

THIRD: In case the principal of the Debt Securities of such Series shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all Debt Securities of such Series for principal and interest (including Additional Amounts), with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee, or is distributable or allocable) upon overdue installments of interest (including Additional Amounts), at the rate or rates prescribed therefor in such Debt Securities, if any; and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities of such Series, then to the payment of such principal and interest (including Additional Amounts), without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Debt Security of such Series over any other Debt Securities of the same Series, ratably to the aggregate of such principal and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Republic.

Section 4.4.    Suits for Enforcement. If an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion (but is not required to) proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 4.5.    Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then, and in every such case, the Republic and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Republic, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 4.6.    Limitations on Suits by Holders. Except as provided in Section 4.7, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of this Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of this Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this Section 4.6, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 4.7.    Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding Section 4.6, each Holder of Debt Securities shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on (including Additional Amounts) its Debt Security on the Stated Maturity Date for such payment expressed in such Debt Security (as such Debt Security may be amended or modified pursuant to Article Eleven) and to institute suit for the enforcement of any such payment on or after the Stated Maturity Date, and such right shall not be impaired without the consent of such Holder.

Section 4.8.    Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. (a) Except as otherwise provided herein or in the Terms, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Debt Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(b)    No delay or omission of the Trustee or of any Holder of Debt Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Debt Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by such Holders.

Section 4.9.    Control by Holders. (a) Subject to Section 4.9(c), the Holders of a Majority in aggregate principal amount Outstanding of the Debt Securities of any Series shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to the Debt Securities of such Series.

(b)    Subject to Section 4.9(c), the Holders of a Majority in aggregate principal amount Outstanding of the Debt Securities of any Series shall have the right to direct and approve the settlement or compromise of any legal proceeding for the enforcement of the Debt Securities of that Series commenced by the Trustee.

(c)    Any direction pursuant to Section 4.9(a) or (b) shall only be in accordance with law and the provisions of this Indenture, and (subject to the provisions of Section 5.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of the Holders of Debt Securities of that Series that did not join in the giving of said direction, it being understood that, subject to Section 5.1, the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

Nothing in this Indenture shall impair the right of the Trustee at its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Holders of the Debt Securities with respect to which such action is to be taken.

Section 4.10.    Payments After a Default. Upon the occurrence of an Event of Default and the subsequent declaration by the Holders of not less than 25% of the aggregate Outstanding principal amount of a

Series of Debt Securities that the principal amount of all the Debt Securities of such Series is due and payable immediately (pursuant to paragraph 5 of the Terms), the Trustee may by notice in writing: (a) to the Republic and any paying agent, require each paying agent (if any) to deliver all Debt Securities of such Series and all monies, documents and records held by them with respect to the Debt Securities of such Series to the Trustee or as the Trustee otherwise directs in such notice; and (b) require any paying agent acting as agent of the Trustee under this Indenture and the Debt Securities of such Series, to hold all Debt Securities of such Series and all monies, documents and records held by it in respect of Debt Securities of such Series to the order of the Trustee.

ARTICLE FIVE

CONCERNING THE TRUSTEE

Section 5.1.    Duties and Responsibilities of the Trustee. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

(b)    In the absence of fraud, negligence or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, resolutions, instruments, reports, notices, requests, consents, directions, orders, appraisals, bonds, certificates, opinions or other documents furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c)    If an Event of Default with respect to any Debt Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(d)    If a default occurs and is continuing and is known to the Trustee, the Trustee will send notice of the default to each Holder within 90 days after it occurs, or, if later, within 15 days after written notice is provided to a Responsible Officer, unless the default has been cured.

(e)    No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

i.    This Section 5.1(d) shall not be construed to limit the effect of Section 5.1(a) or Section 5.1(e);

ii.    the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

iii.    the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to Debt Securities of any Series in good faith in accordance with the direction of the Holders of not less than a Majority in aggregate principal amount Outstanding of the Debt Securities of such Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Debt Securities of such Series.

(f)    None of the provisions contained in this Indenture shall require the Trustee to expend, advance or risk its own funds or otherwise incur any personal or financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability satisfactory to the Trustee in its sole and exclusive discretion is not assured to it.

(g)    Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.1.

Section 5.2.    Certain Rights of the Trustee. (a) Subject to Section 5.1:

i.    the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

ii.    any request, direction, order or demand of the Republic mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed);

iii.    the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

iv.    the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Indenture or to defend any litigation hereunder, at the request, order or direction of any of the Holders of Debt Securities pursuant to the provisions of this Indenture, unless such Holders of Debt Securities shall have offered to the Trustee security and/or indemnity satisfactory to the Trustee in its sole and exclusive discretion against the costs, expenses and liabilities which might be incurred therein or thereby;

v.    the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized in accordance with the direction of the Holders or within the discretion, rights or powers conferred upon it by this Indenture;

vi.    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, guaranty, note, coupon, security, other evidence of indebtedness or other paper or document unless requested in writing so to do by the Holders of not less than a Majority in aggregate principal amount of the Debt Securities of such Series at the time Outstanding; provided that if the payment within a reasonable time to the Trustee of the liabilities and documented and reasonably incurred costs and expenses in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security and/or indemnity afforded to it by the terms of this Indenture, the Trustee may require from the Holders of Debt Securities of such Series indemnity and/or other security satisfactory to the Trustee in its sole and exclusive discretion against such liabilities and reasonably incurred expenses as a condition to proceeding; the documented and reasonably incurred expenses in every such examination shall be paid by the Republic or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Republic upon demand;

vii.    the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys not regularly in its employ and the Trustee shall not be responsible for any negligence or misconduct on the part of any such agent, custodian or attorney appointed with due care by it hereunder;

viii.    the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, any Agent, any paying agent, any transfer agent, any registrar, and each agent, custodian and other Person employed to act hereunder. The obligations of the Republic under this Section 5.2 shall survive the termination for any reason of this Indenture, resignation or removal of the Trustee, the payment of any Debt Securities hereunder and the satisfaction and discharge of this Indenture;

ix.    the Trustee may request that the Republic deliver a certificate, which may be in the form of an Incumbency Certificate, setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

x.    whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article Five;

xi.    anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility or likelihood thereof and regardless of the form of action in which such damages are sought;

xii.    the Trustee need not notify anyone of the execution of this Indenture and the Trustee shall not be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge or shall have received written notice thereof at the Specified Corporate Trust Office of the Trustee and such notice references the applicable Series of Debt Securities, the default or Event of Default and this Indenture;

xiii.    the Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien, security interest or encumbrance of any kind or (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties;

xiv.    the permissive right of the Trustee to take any action permitted by this Indenture will not be constructed as an obligation or duty to do so;

xv.    the Trustee may act on the written opinion or written advice of, or information obtained from, any expert (whether or not addressed to the Trustee and whether or not containing any limit (monetary or otherwise) on the liability of such expert) and shall not be responsible to anyone for any loss occasioned by so acting. Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile and the Trustee shall not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic;

xvi.    the Trustee shall not be liable to any Person by reason of having acted upon any resolution purporting to have been passed at any meeting of Holders of Debt Securities of all or any Series in respect thereof where minutes have been made and signed or any direction or request of Holders of Debt Securities of all or any Series even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of a resolution in writing) that not all Holders had signed the resolution or (in the case of a direction or request) it was not signed by the requisite number of Holders or that for any reason the resolution, direction or request, was not valid or binding upon such Holders;

xvii.    the Trustee may appoint as custodian, on any terms, any bank or entity whose business includes the safe custody of documents or any lawyer or firm of lawyers believed by it to be of good repute and may deposit this Indenture and any other documents with such custodian and pay all sums due in respect thereof;

xviii.    the Trustee shall have absolute and uncontrolled discretion as to the exercise of its functions and shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience that may result from their exercise or non-exercise, other than those that arise from its fraud, negligence or misconduct or of any of its delegates or sub-delegates appointed pursuant to this Indenture;

xix.    whenever it considers it expedient in the interests of the Holders, the Trustee may, with the Republic’s prior written consent, delegate to any Person on any terms (including power to sub-delegate) all or any of its functions and the Trustee shall not be responsible for any negligence or misconduct on the part of any such delegate or sub-delegate which delegate has been appointed with due care by the Trustee;

xx.    in relation to any asset held by it under this Indenture, the Trustee may appoint any Person to act as its nominee on any terms;

xxi.    in the absence of fraud, negligence or willful misconduct on the part of the Trustee, the Trustee shall not be liable to the Republic or any Holder by reason of having accepted as valid or not having rejected any Debt Security of any Series or Global Security or Debt Security in definitive form purporting to be such and later found to be forged or not authentic;

xxii.    unless ordered to do so by a court of competent jurisdiction, the Trustee shall not be required to disclose to any Holder any confidential financial or other information made available to the Trustee by the Republic;

xxiii.    if the Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by any Authorized Officer as to that fact or to the effect that, in its opinion, that act is expedient and the Trustee need not call for further evidence and shall not be responsible for any loss occasioned by acting on such a certificate;

xxiv.    the Trustee shall not be responsible to any Person for failing to request, require or receive any legal opinion relating to any Debt Securities of any Series or for checking or commenting upon the content of any such legal opinion;

xxv.    if the Trustee exercises due care in selecting any custodian, agent, delegate or nominee appointed under this Indenture (an “Appointee”), it will not have any obligation to supervise the Appointee or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of the Appointee’s misconduct or negligence or the willful misconduct or negligence of any substitute appointed by the Appointee;

xxvi.    the Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Indenture or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any license, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Indenture or any other document relating or expressed to be supplemental thereto;

xxvii.    the Trustee shall have no responsibility whatsoever to the Republic, any Holder or any other Person for the maintenance of or failure to maintain any rating of any of the Debt Securities by any rating agency;

xxviii.    any certificate or report of any expert called for by or provided to the Trustee (whether or not addressed to the Trustee) in accordance with or for the purposes of this Indenture may be relied upon by the Trustee as sufficient evidence of the facts stated therein notwithstanding that such certificate or report and/or any engagement letter or other document entered into by the Trustee in connection therewith contains a monetary or other limit on the liability of the expert in respect thereof.

(b)    The right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(c)    The Trustee shall not be required to give any bond or surety.

(d)    In making or disposing of any investment permitted by this Indenture, the Trustee is authorized to deal with itself (in its individual capacity) or with any one or more of its affiliates, in each case on an arm’s-length basis and on standard market terms, whether it or such affiliate is acting as a subagent of the Trustee or for any third Person or dealing as principal for its own account.

(e)    Except as otherwise provided in this Indenture, delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Republic’s or any other entity’s compliance with any covenants under this Indenture, the Debt Securities or any other related documents (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Republic’s or any other entity’s compliance with the covenants described herein or with respect to any reports, information or other documents filed under this Indenture, the Debt Securities or any other related document.

(f)    No provision of this Indenture, the Debt Securities or any other related document shall be deemed to impose any duty or obligation on the Trustee to take or omit to take any action, or suffer any action to be taken or omitted, in the performance of its duties or obligations, or to exercise any right or power thereunder, to the extent that taking or omitting to take such action or suffering such action to be taken or omitted would violate applicable law binding upon it or in which the Trustee shall be unqualified or incompetent in accordance with applicable law.

(g)    The rights, privileges, protections, immunities and benefits provided to the Trustee hereunder (including but not limited to its right to be indemnified) are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (including, as Agents) and to each of its Responsible Officers and other Persons duly employed by the Trustee hereunder as if they were each expressly set forth herein for the benefit of the Trustee in each such capacity, Responsible Officer or employee of the Trustee mutatis mutandis.

(h)    The Trustee shall have the right to require that any directions, instructions or notices provided to it be signed by an Authorized Officer, or contain such other evidence as may be reasonably requested by the Trustee to establish the identity and/or signatures thereon.

(i)    As between itself and the Holders, the Trustee may, but shall not be obligated to, determine all questions and doubts arising in relation to any of the provisions of this Indenture. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Holders.

(j)    The Trustee may, but shall not be required to, determine whether or not an Event of Default or potential Event of Default is in its opinion capable of remedy and/or materially prejudicial and/or adverse and/or unduly prejudicial to the interests of the Holders. Any such determination shall be conclusive and binding on the Republic and the Holders.

(k)    The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, any provision of any law or regulation or any act of any governmental authority, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action; it being understood that the Trustee shall use its best efforts to resume performance as soon as practicable under the circumstances.

(l)    In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, the Republic agrees to provide to the Trustee, upon its request from time to time, such identifying information and documentation as may be available for the Republic in order to enable the Trustee to comply with Applicable Law.

(m)    If at any time the Trustee is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects this Indenture, the Debt Securities or funds held by it (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions), the Trustee is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Trustee complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Trustee shall not be liable to any of the parties hereto or to any other Person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

Section 5.3.    Trustee Not Responsible for Recitals, Disposition of Debt Securities or Application of Proceeds Thereof. (a) The recitals contained herein and in the Debt Securities shall be taken as the statements of the Republic, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of any offering materials, this Indenture or of the Debt Securities. The Trustee shall not be accountable for the use or application by the Republic of any of the Debt Securities or of the proceeds thereof. The Trustee shall not be responsible to make any calculation with respect to any matter under this Indenture. The Trustee shall have no duty to monitor or investigate the Republic’s compliance with or the breach of, or cause to be performed or observed, any representation, warranty, or covenant, or agreement of any Person, other than the Trustee, made in this Indenture.

(b)    No provision of this Indenture shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts, receive or obtain any interest in property or exercise any interest in property, or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal or contrary to applicable law or regulation, or in which, as a result thereof, the Trustee shall become subject to service of process, taxation or other consequences that, in the sole determination of the Trustee, are adverse to the Trustee, or in which the Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, to receive or obtain any such interest in property or to exercise any such right, power, duty or obligation.

Section 5.4.    Trustee May Hold Debt Securities; Collections. The Trustee or any agent of the Republic, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not the Trustee or such agent. The Trustee is entitled to enter into business transactions with the Republic or any of its affiliates without accounting for any profit resulting from such transactions.

Section 5.5.    Monies Held by Trustee. All monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the Holders of the Debt Securities as provided by Section 8.2, but need not be segregated from other funds except to the extent required by law. The Trustee shall not be under any liability to any Person for interest on or the investment of any monies received by it hereunder.

Section 5.6.    Compensation and Indemnification of Trustee and Its Prior Claim. (a) The Republic covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation as agreed in writing between the Republic and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Republic covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all losses and documented and reasonably incurred expenses, disbursements and advances made by or on behalf of it in accordance with any of the provisions of this Indenture (including, without limitation, the compensation and documented and reasonably incurred expenses and disbursements by its counsel and by all agents and other Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its own negligence or willful misconduct; provided, however, that in connection with the Republic’s obligation to make a payment of any amounts due to the Trustee under this Section 5.6, the provisions of paragraph 17 of the Terms shall be applicable, mutatis mutandis, for the benefit of the Trustee hereunder.

(b)    The Republic also covenants to indemnify the Trustee and each predecessor trustee for, and to hold it harmless against, any loss, liability, damages or expense incurred without fraud, negligence or willful misconduct on its part, directly or indirectly, arising out of, or in connection with, the acceptance or administration of this Indenture or the trusts hereunder and its duties and rights hereunder, including, without limitation, the documented and reasonably incurred costs and expenses (including counsel fees and expenses) of defending itself against or investigating any claim of liability with respect to the foregoing.

(c)    As security for the performance of the obligations of the Republic under this Section 5.6 the Trustee shall have a lien prior to the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Debt Securities.

(d)    In addition to, but without prejudice to its other rights under this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

(e)    “Trustee” for purposes of this Section 5.6 shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or fraud of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

(f)    The obligations of the Republic under this Section 5.6 to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for losses and liabilities, and documented and reasonably incurred expenses, disbursements, damages, judgments, claims and advances shall constitute additional indebtedness hereunder and shall survive the termination for any reason of this Indenture, resignation or removal of the Trustee, the payment of any Debt Securities hereunder and the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior lien to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debt Securities, and the Debt Securities are hereby subordinated to such senior lien.

Section 5.7.    Right of Trustee to Rely on Officer’s Certificate. Subject to Sections 5.1 and 5.2, whenever in the administration of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established, or that instructions be received in respect of, prior to taking or suffering or omitting any action hereunder (including, without limitation, under Article Ten and/or Article Eleven), such matter or instructions (unless other evidence in respect thereof shall be herein specifically prescribed) may, in the absence of fraud, negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and shall, in the absence of fraud, negligence or willful misconduct on the part of the Trustee, be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture.

Section 5.8.    Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a Person that has a combined capital and surplus of at least U.S.$50,000,000, doing business under the laws of the United States or of any state or territory thereof or the District of Columbia that is authorized under such laws to exercise corporate trust powers, and is subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state or District of Columbia supervising or examining authority, then, for the purposes of this Section 5.8, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Debt Securities of any Series shall cease to be eligible in accordance with the provisions of this Section 5.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Indenture.

Section 5.9.    Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee may at any time resign with respect to the Debt Securities of any one or more Series by giving not less than 90 days’ written notice of resignation to the Republic and by providing notice thereof to the affected Holders at the expense of the Republic as provided in paragraph 12 of the Terms of the affected Series. Upon receiving such notice of resignation, the Republic shall promptly appoint a successor trustee with respect to such Series by written instrument in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after such notice of resignation has been given, the resigning Trustee may, at the expense and on behalf of the Republic, appoint its own successor or petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder of Debt Securities of the affected Series who has been a bona fide Holder of a Debt Security of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee with respect to the Debt Securities of the affected Series.

(b)    In case at any time any of the following shall occur:

i.    the Trustee shall cease to be eligible in accordance with the provisions of Section 5.8 and shall fail to resign after written request therefor by or on behalf of the Republic or by any Holder; or

ii.    the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Republic may remove the Trustee and appoint a successor trustee with respect to all affected Debt Securities by written instrument, in duplicate, one copy of such instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, any Holder who has been a bona fide Holder of a Debt Security of any affected Series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to the Debt Securities of such Series. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after such notice of removal has been given, the Trustee being removed may, at the expense and on behalf of the Republic, appoint its own successor or petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder of Debt Securities of the affected Series who has been a bona fide Holder of a Debt Security of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee.

(c)    The Holders of a Majority in aggregate principal amount Outstanding of the Debt Securities of any Series may at any time remove the Trustee and appoint a successor trustee for the Debt Securities of such Series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Republic the evidence provided for in Section 6.1 of the action in that regard taken by the Holders.

(d)    Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

Section 5.10.    Acceptance of Appointment by Successor Trustee. (a) In the case of an appointment hereunder of a successor trustee with respect to all Debt Securities, each successor trustee so appointed shall execute and deliver to the Republic and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Republic or of the successor trustee, upon payment of its charges and any other amounts due to it under this Indenture then unpaid, the Trustee ceasing to act shall pay over to the successor trustee all monies at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Republic shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 5.6.

(b)    In case of the appointment hereunder of a successor trustee with respect to the Debt Securities of one or more (but not all) Series, the Republic, the predecessor trustee and each successor trustee with respect to the Debt Securities of the affected Series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those Series to which the appointment of such successor trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustee’s co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those Series to which the appointment of such successor trustee relates; but, on request of the Republic or any successor trustee, upon payment of its charges then unpaid, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those Series to which the appointment of such successor trustee relates. Any Trustee ceasing to act shall, nevertheless, retain a prior lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 5.6.

(c)    Upon acceptance of appointment by a successor trustee as provided in this Section 5.10, the Republic shall provide notice thereof to the affected Holders as provided in paragraph 12 of the Terms. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9. If the Republic fails to provide such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be provided at the expense of the Republic.

(d)    No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be eligible under Section 5.8.

Section 5.11.    Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which a Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which a Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of a Trustee, shall be the successor of such Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case a successor to the Trustee succeeds to the trusts created by this Indenture at a time when any of the affected Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of the predecessor trustee and deliver such Debt Securities so authenticated; and, in case at that time any of the affected Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force provided in the Debt Securities or in this Indenture for a certificate of the Trustee; provided that the right to adopt the certificate of authentication of a predecessor trustee or to authenticate Debt Securities in the name of a predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 5.12.    Appointment of Co-Trustee. (a) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement thereof on default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted or take any action which may be desirable or necessary in connection therewith, it may be necessary that, without the consent of Holders, the Trustee appoint a Person as a separate or co-trustee. The following provisions of this Section 5.12 are adopted to these ends.

(b)    In the event that the Trustee appoints an additional Person as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and only to the extent that the Trustee by the laws of any jurisdiction is incapable of exercising such powers, rights and remedies (in which event such rights, powers and duties shall be exercised singly by such separate or co-trustee but solely at the direction of the Trustee) and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them. No separate or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.8 hereof and no notice to Holders of the appointment of any separate or co-trustee shall be required under Section 5.10 hereof.

(c)    Should any instrument in writing from the Republic be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Republic; provided that if an Event of Default shall have occurred and be continuing, if the Republic does not execute any such instrument within fifteen (15) days after request therefor, the Trustee shall be empowered as an attorney-in-fact for the Republic to execute any such instrument in the Republic’s name and stead. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

(d)    Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

i.    all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and may be exercised or performed by the Trustee and such separate or co-trustee jointly (it being understood that such separate or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such separate or co-trustee, but solely at the direction of the Trustee;

ii.    the Trustee shall not be personally liable by reason of any act or omission of any separate or co-trustee hereunder appointed by it with due care. No separate or co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, any separate trustee or any co-trustee hereunder; and

iii.    the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(e)    Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Section 5.12.

(f)    Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successors trustee.

(g)    The obligations of the co-trustees shall be several and not joint.

ARTICLE SIX

CONCERNING THE HOLDERS

Section 6.1.    Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of any Series of Debt Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are received by the Trustee for such Series. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.1 and Section 5.2) conclusive in favor of the Trustee, Bank Indonesia and the Republic, if made in the manner provided in this Article Six.

Section 6.2.    Proof of Execution of Instruments and of Holding of Debt Securities. Subject to Section 5.1 and Section 5.2, the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debt Securities for purposes of this Indenture shall be proved by the Register maintained pursuant to Section 2.6. The Republic may set a record date for purposes of determining the identity of Holders entitled to vote, or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by written notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than ten days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only Holders of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

Section 6.3.    Holders to Be Treated as Owners. (a) The Republic, the Trustee and any agent of the Republic, Bank Indonesia or the Trustee may deem and treat any Person in whose name any Debt Security shall be registered upon the Register as the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest (including Additional Amounts) on such Debt Security and for all other purposes; and none of the Republic, Bank Indonesia, the Trustee, any agent of the Republic, Bank Indonesia, or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debt Security. The Republic, Bank Indonesia, the Trustee, any registrar or other agents of the Republic, Bank Indonesia or the Trustee shall be entitled to treat the Depositary as the sole Holder of Global Securities for all purposes whatsoever. Participants shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Depositary or nominee of a Depositary or under such Global Security. Notwithstanding the foregoing, nothing herein shall prevent the Republic, Bank Indonesia, the Trustee or any agent of the Republic, Bank Indonesia or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

(b)    None of the Republic, Bank Indonesia, the Trustee, any registrar or any agent of the Republic or the Trustee shall have any responsibility or obligation to any beneficial owner in a Global Security, or Participant or other Person with respect to the accuracy of the records of the Depositary or its nominee or common depositary or any Participant, with respect to any ownership interest in the Debt Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary or its nominee or common depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Debt Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Debt Securities and this Indenture shall be given or made only to or upon the order of the registered holders (which shall be the Depositary or its nominee or common depositary in the case of the Global Security). The rights of beneficial owners in the Global Security shall be exercised only through the Depositary or its nominee or common depositary subject to the applicable procedures. The Republic, Bank Indonesia, the Trustee, any registrar and any agent of the Republic, Bank Indonesia or the Trustee shall be entitled to rely and shall be fully protected in relying upon information furnished by the Depositary or its nominee or common depositary with respect to its members, participants and any beneficial owners. The Republic, Bank Indonesia, the Trustee, any registrar and any agent of the Republic, Bank Indonesia or the Trustee shall be entitled to deal with the Depositary or its nominee or common depositary, that is the registered holder of any Global Security for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest and Additional Amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Security) as the sole holder of such Global Security and shall have no obligations to the beneficial owners thereof. None of the Republic, Bank Indonesia, the Trustee, any registrar or any agent of the Republic, Bank Indonesia or the Trustee shall have any responsibility or liability for any acts or omissions of the Depositary or its nominee or common depositary with respect to such Global Security, for the records of any such depositary, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between the Depositary or its nominee or common depositary and any Participant or between or among the Depositary or its nominee or common depositary, any such Participant and/or any holder or owner of a beneficial interest in such Global Security, or for any transfers of beneficial interests in any such Global Security.

Section 6.4.    Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any Series or of the percentage of votes cast required in this Indenture in connection with such action, any Holder of a Debt Security the serial number of which is shown to be included among the serial numbers of the Debt Securities of Holders that have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article Six, revoke such action so far as concerns such Debt Security. Except as aforesaid, any such action taken by a Holder shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security and of any Debt Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Debt Security.

ARTICLE SEVEN

SUPPLEMENTAL INDENTURES

Section 7.1.    Supplemental Indentures Without Consent of Holders. (a) The Republic, Bank Indonesia and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto to effect any Modification made pursuant to Section 11.1.

(b)    The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

(c)    Any supplemental indenture authorized by the provisions of this Section 7.1 may be executed without the consent of the Holders of any of the Debt Securities of the affected Series, notwithstanding any of the provisions of Section 7.2 or Article Eleven.

Section 7.2.    Supplemental Indentures with Consent of Holders. (a) Upon approval of a Modification in accordance with Section 11.2, Section 11.3, Section 11.4, Section 11.5 or Section 11.6, the Republic, Bank Indonesia and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of changing in any manner or eliminating any of the provisions of this Indenture (or the Terms of the Debt Securities of a Series affected by such Modification pursuant to such approved Modification).

(b)    Upon the request of the Republic, accompanied by a copy of the supplemental indenture and upon the filing with the Trustee of evidence of the consent of Holders and other documents, if any, required by Section 6.1, the Trustee shall join with the Republic and Bank Indonesia in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

(c)    It shall not be necessary for the consent of the Holders under this Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

(d)    Promptly after the execution by the Republic, Bank Indonesia and the Trustee of any supplemental indenture pursuant to the provisions of this Section 7.2, the Republic shall at its own expense provide notice thereof to the affected Holders as provided in paragraph 12 of the Terms, setting forth in general terms the substance of such supplemental indenture. Any failure of the Republic to publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 7.3.    Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture and the Debt Securities of the affected Series shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Republic, Bank Indonesia and the Holders of the affected Series shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 7.4.    Documents to Be Given to Trustee. The Trustee, subject to the provisions of Section 5.1 and Section 5.2, shall be entitled to receive one or more Officer’s Certificate or Certificates and Opinion or Opinions of Counsel addressed to the Trustee as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture and that such amendment, supplement or waiver constitutes the legal, valid, binding and enforceable obligations of the Republic and Bank Indonesia and that all conditions precedent have been complied with.

Section 7.5.    Notation on Debt Securities in Respect of Supplemental Indentures. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Seven may bear a notation in form and manner approved by the Trustee as to any matter provided for by such supplemental indenture. If the Republic shall so determine, new Debt Securities so modified as to conform to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Republic at the expense of the Republic, authenticated by the Trustee pursuant to an Officer’s Certificate and delivered in exchange for the Debt Securities of the affected Series.

ARTICLE EIGHT

SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONIES

Section 8.1.    Satisfaction and Discharge of Indenture. If at any time (a) the Republic shall have paid or caused to be paid the principal of and interest (including Additional Amounts) on all of the Debt Securities of any Series Outstanding hereunder, as and when the same shall have become due and payable, or (b) the Republic shall have delivered to the Registrar for cancellation all Debt Securities of any Series theretofore authenticated (other than any Debt Securities which shall have been purportedly destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7) or (c) (i) all the Debt Securities of any Series not theretofore delivered to the Registrar for cancellation shall have become due and payable within one year and (ii) the Republic shall have irrevocably deposited or caused to be deposited with the Trustee or the Paying Agent the entire amount (other than monies repaid by the Trustee or any Paying Agent to the Republic in accordance with Section 8.3 and Section 8.4) sufficient to pay at maturity all Debt Securities of that Series not theretofore delivered to the Registrar for cancellation, including principal and interest (including Additional Amounts) due or to become due to such date of maturity as the case may be, and if, in any such case, the Republic shall also pay or cause to be paid all other sums payable hereunder by the Republic, then this Indenture shall cease to be of further effect with respect to the Debt Securities of that Series (except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, purportedly destroyed, lost or stolen Debt Securities, (iii) rights of Holders to receive payments of principal thereof and interest (including Additional Amounts) thereon, (iv) the rights, obligations, indemnities and immunities of the Trustee hereunder and (v) the rights of the Holders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Republic accompanied by an Officer’s Certificate and an Opinion of Counsel addressed to the Trustee, each stating that all conditions precedent to the satisfaction and discharge have been satisfied and at the cost and expense of the Republic, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to the Debt Securities of that Series. The Republic agrees to reimburse or cause the reimbursement of the Trustee for any documented and reasonably incurred costs or expenses thereafter and to compensate the Trustee for any services thereafter rendered by the Trustee in connection with this Indenture or the Debt Securities.

Section 8.2.    Application by Trustee of Funds Deposited for Payment of Debt Securities. Subject to Section 8.4, all monies deposited with the Trustee pursuant to Section 8.1 shall be held in trust by the Trustee and applied by it to the payment, either directly or through any paying agent (including the Republic acting as its own paying agent), to the Holders of the particular Debt Securities for the payment of which such monies have been deposited with the Trustee, of all sums due and to become due thereon as principal and interest (including Additional Amounts); but such monies need not be segregated from other funds except to the extent required by law or this Indenture.

Section 8.3.    Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to any Series of Debt Securities, all monies then held by any paying agent under the provisions of this Indenture for such Debt Securities shall, upon written demand of the Republic be repaid to the Republic or transferred to the Trustee for the benefit of the Holders, and thereupon such paying agent shall be released from all further liability with respect to such monies.

Section 8.4.    Return of Monies Held by Trustee or Other Paying Agent. Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for one year after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Debt Security until such time as the claims against the Republic for payment of such amounts shall have been prescribed pursuant to paragraph 14 of the Terms and the Republic’s obligations to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

ARTICLE NINE

MISCELLANEOUS PROVISIONS

Section 9.1.    Public Officials of the Republic Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Debt Security, or because of any indebtedness evidenced thereby, shall be had against any official of the Republic or of any successor, either directly or through the Republic or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Debt Securities by the Holders thereof and as part of the consideration for the issue of the Debt Securities.

Section 9.2.    Provisions of Indenture for the Sole Benefit of Parties and Holders. Nothing in this Indenture, in the Debt Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the Holders, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

Section 9.3.    Successors and Assigns of the Republic. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Republic shall bind its successors and assigns, whether so expressed or not.

Section 9.4.    Notices and Demands on the Republic, Trustee and Holders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Republic shall be given or served by first class mail, postage prepaid, overnight courier, facsimile transmission (except as otherwise specifically provided herein) addressed (until another address of the Republic is filed by the Republic with the Trustee) to: The Republic of Indonesia, Ministry of Finance, Attention: Director General of Budget Financing and Risk Management, Gedung Frans Seda, 2nd Floor Jalan DR., Wahidin Raya No. 1, Jakarta 10710, Telephone: +62-21-3500841, fax: +62-21-34834635.

(a)    Any notice, direction, request or demand by or on behalf of the Republic, or any Holder to or upon the Trustee shall be given or made at the Corporate Trust Office with a copy to the Specified Corporate Trust Office.

(b)    Any aforementioned notice shall be deemed to have been given, made or served if given by facsimile transmission, when such facsimile is transmitted to the telephone number specified in this paragraph and telephonic confirmation of receipt thereof is received.

(c)    All notices, demands, directions, instructions and other communications delivered to or by the Trustee shall be in writing and in the English language and shall be deemed effective upon actual receipt.

(d)    Where this Indenture provides for notice to Holders of any or all Series, such notice shall be sufficiently given (unless otherwise herein expressly provided) if given in accordance with paragraph 12 of the Terms of the affected Series. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(e)    In case, by reason of the suspension of or irregularities in regular mail service or otherwise, it shall be impracticable to mail or publish notice to the Republic, or the Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be deemed reasonable by the Trustee shall be deemed to be a sufficient giving of such notice.

(f)    The Trustee shall have the right, but shall not be required, to rely upon and comply with notices, instructions, directions or other communications sent by e-mail, facsimile and other similar unsecured electronic methods by persons believed by the Trustee to be authorized to give instructions and directions on behalf of the Republic pursuant to this Indenture.

The Trustee shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Republic as a result of such reliance upon or compliance with such notices, instructions, directions or other communications.

(g)    So long as any of the Debt Securities are represented by a Global Security and such Global Security is held on behalf of a clearing system, notices to the holders of Debt Securities of that Series may be given by delivery of the relevant notice to that clearing system for communication by it to entitled accountholders in substitution for publication as required by this Indenture or by delivery of the relevant notice to the holder of the Global Security.

Section 9.5.    Officer’s Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by or on behalf of the Republic to the Trustee to take any action under any of the provisions of this Indenture, the Republic shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel addressed to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

(a)    Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

(b)    Any certificate or statement of an Authorized Officer of the Republic may be based, insofar as it relates to legal matters, upon an opinion of or representations by counsel, unless such Authorized Officer knows that the opinion or representations with respect to the matters upon which such certificate or statement may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate or statement of or representations by an Authorized Officer or Officers of the Republic, unless such counsel knows that the certificate or statement of representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

(c)    Any certificate, statement or opinion of an Authorized Officer of the Republic or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Republic, as the case may be, unless such officer or counsel knows that the certificate or opinion or representations with respect to the accounting matters upon which such certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

Section 9.6.    Payments Due on Non-Business Days. In any case where the Payment Date shall not be a Business Day, then payment of principal or any premium, if any, or interest or any other amounts, including Additional Amounts, shall be made on the next succeeding Business Day. Any payment so made on a date other than the Payment Date as set forth in the Debt Securities of a Series shall have the same force and effect as if made on such Payment Date of that Series, and no interest shall accrue for the period after such Payment Date.

Section 9.7.    Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a)    This Indenture and the Debt Securities shall be governed by and interpreted in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of New York, except for the Republic’s authorization and execution, which shall be governed by and interpreted in accordance with the laws of the Republic.

(b)    The Republic and Bank Indonesia hereby irrevocably submit to the jurisdiction of any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Indenture, and the Republic and Bank Indonesia hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic and Bank Indonesia hereby irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right of jurisdiction in such action or proceeding on account of the place of residence or domicile of the Republic. The Republic and Bank Indonesia hereby appoint the Chief Representative of Bank Indonesia New York as its authorized agent (the “Process Agent”) upon which process may be served in any action by the Trustee or a Holder arising out of or based on this Indenture which may be instituted in any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and the Republic and Bank Indonesia expressly accept the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until all amounts in respect of the principal and interest, due or to become due on or in respect of all the Debt Securities issuable under this Indenture have been paid by the Republic to the Trustee, Paying Agent or Holder, or unless and until the appointment of a successor as such Process Agent and such successor’s acceptance of such appointment. Service of process upon the Process Agent at 200 Vesey Street, 25th Floor, New York, NY 10285, Phone: 1-212-732-1958, Fax: 1-212-732-4003 or at such other address in the United States as may be the office of the Process Agent at the time of such service, and written notice of such service mailed or delivered to the Republic and Bank Indonesia shall be deemed in every respect service of process upon the Republic. The failure of the Process Agent to advise the Republic and Bank Indonesia of its receipt of such service shall have no effect on the validity or timeliness of any such service. Notwithstanding the foregoing, any action by the Trustee or a Holder arising out of or based on this Indenture may be instituted by such Person in any competent court in the Republic.

(c)    Each of the Republic and Bank Indonesia hereby waives irrevocably, to the fullest extent permitted by law, any immunity to which it might otherwise be entitled under the Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) or otherwise in any action arising out of or based on this Indenture which may be instituted as provided in this Section 9.7 in any federal court in the Southern District of New York, any state court in the Borough of Manhattan, The City of New York or in any competent court in the Republic; such waiver shall not be subject to retraction or modification by the Republic or Bank Indonesia. Notwithstanding anything to the contrary in this Indenture, such waiver of immunity shall not be deemed or interpreted to include any waiver of immunity in respect of (i) actions brought against the Republic or Bank Indonesia arising out of or based upon U.S. federal or state securities laws; (ii) attachment under Indonesian law; (iii) present or future “premises of the mission” as defined in the Vienna Convention on Diplomatic Relations signed in 1961; (iv) “consular premises” as defined in the Vienna Convention on Consular Relations signed in 1963; (v) any other property or assets used solely or mainly for governmental or public purposes in the Republic or elsewhere; (vi) military property or military assets or property or assets of the Republic related thereto; or (vii) assets or property forming part of the cultural heritage of the Republic and/or Bank Indonesia.

(d)    This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of this Indenture and the Debt Securities and under no circumstances shall it be interpreted as a general waiver by the Republic and Bank Indonesia or a waiver with respect to proceedings unrelated to this Indenture or the Debt Securities.

(e)    Each of the Republic and Bank Indonesia reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of a Process Agent does not extend to such actions.

Section 9.8.    Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original regardless of whether delivered in physical or electronic form; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or by portable document format (PDF) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture and signature pages for all purposes.

Section 9.9.    Waiver of Jury Trial. EACH OF THE REPUBLIC, BANK INDONESIA, THE TRUSTEE AND THE HOLDERS BY ACCEPTANCE OF THE DEBT SECURITIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE DEBT SECURITIES OF ANY SERIES.

Section 9.10.    Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 9.11.    No Partnership or Joint Venture. Nothing herein contained shall constitute a partnership between or joint venture by the parties hereto or constitute either party the agent of the other. Neither party shall hold itself out contrary to the terms of this    Section 9.11 and neither party shall become liable by any representation, act or omission of the other contrary to the provisions hereof. This Indenture is not for the benefit of any third party (except the Holders) and shall not be deemed to give any right or remedy to any such party whether referred to herein or not.

Section 9.12.    Severability. Any term or provision of this Indenture that is held by a court of competent jurisdiction to be invalid, void or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration or applicability of the term or provision, to delete specific words or phrases or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid, void or unenforceable term or provision.

Section 9.13.    Language. This Indenture is executed in each of the English and the Indonesian language. For the avoidance of doubt, the existence of two versions of this Indenture is not to be construed by any party to create duplication or multiplication of the rights and obligations of the parties under the English version. The parties hereto agree that (i) in the event of any discrepancy between the English version of this Indenture and the Indonesian version (including but not limited to interpretation and determination of the terms and conditions of this Indenture) the English version of this Indenture shall prevail for all purposes and the Republic will promptly amend the relevant Indonesian language text to conform to and be consistent with the meaning of the English text, failing which, the relevant Indonesian language or text shall be deemed to be automatically amended to conform to and be consistent with the English language text and (ii) the Indonesian version shall be interpreted in the same manner as the English version of this Indenture.

None of the parties shall challenge the validity of, or raise or file any objection to, this Indenture or the transactions contemplated by this Indenture, in any manner or forum in any jurisdiction on the basis of any failure to comply with Law No. 24 of 2009 on National Flag, Language, Emblem, and Anthem, which was enacted on July 9, 2009, or any of its implementing regulations.

Section 9.14.    Role of Bank Indonesia. For the avoidance of doubt, the sole role of Bank Indonesia under this Indenture is to appoint and maintain depositaries, paying agents, transfer agents and registrars, as well as to act as Process Agent pursuant to the terms of this Indenture. Bank Indonesia shall have no other duties or responsibilities under this Indenture.

ARTICLE TEN

CONSENT OF HOLDERS

Section 10.1. Provisions for Meeting of Holders of Debt Securities.

(a)    The Republic may convene a meeting of Holders of the Debt Securities of any Series at any time in accordance with this Indenture. The Republic will determine the time and place of the meeting. The Republic will notify the Holders of the Debt Securities of such Series of the time, place and purpose of the meeting not less than 30 nor more than 60 days before the meeting.

(b)    The Republic or the Trustee will convene a meeting of Holders of Debt Securities of a Series if the Holders of at least 10% in principal amount of the Outstanding Debt Securities of such Series have delivered a written request to the Republic or the Trustee (with a copy to the Republic) setting out the purpose of the meeting. Within 10 days of receipt of such written request or copy thereof, the Republic shall notify the Trustee, and the Trustee shall notify the Holders of the Debt Securities of that Series, of the time and place of the meeting, which shall take place not less than 30 and not more than 60 days after the date on which such notification is given.

(c)    The Republic will set the procedures governing the conduct of any meeting in accordance with this Indenture and, if additional procedures are required, the Republic in consultation with the Registrar shall establish such procedures as are customary in the market.

(d) The notice convening any meeting of Holders of Debt Securities of a Series shall specify:

i.    the date, time and location of the meeting;

ii.    the agenda and the text of any resolution to be proposed for adoption at the meeting;

iii.    the record date for the meeting, which shall be no more than five Business Days before the date of the meeting;

iv.    the documentation required to be produced by a Holder of Debt Securities in order to be entitled to participate at the meeting or to appoint a proxy to act on behalf of the Holder of Debt Securities at the meeting;

v.    any time deadline and procedures required by any relevant international and/or domestic clearing systems through which the Debt Securities of such Series are traded and/or held by Holders of Debt Securities of such Series;

vi.    if the meeting is to consider a proposal for a Cross-Series Modification, an indication of (x) which Series of Debt Securities will be aggregated for purposes of voting on that proposal and (y) the Modification Method chosen by the Republic for the vote on that proposal;

vii.    any information that is required to be provided by the Republic pursuant to Section 11.9; and

viii.    the identity of the Modifications Calculation Agent; if any.

(e) To be entitled to vote at any meeting a Person must be:

i.	a Holder of Outstanding Debt Securities of the relevant Series; or

ii.	a Person duly appointed in writing as a proxy for such a Holder.

Section 10.2.    Written Consent. Modifications may also be approved by Holders of the Debt Securities pursuant to a written action consented to by Holders of the requisite percentage of Debt Securities of that Series. If a proposed Modification is to be approved by a written action, the Republic shall solicit the consent of the relevant Holders of the Debt Securities to the proposed Modification not less than 10, nor more than 30, days prior to the expiration date for the receipt of such consents specified by the Republic. If the consent solicitation relates to a proposal for a Cross-Series Modification, the solicitation shall include an indication of (x) which Series of Debt Securities will be aggregated for purposes of consenting to that proposal, (y) the Modification Method chosen by the Republic for the consent regarding that proposal, and (z) the identity of the Modifications Calculation Agent, if any. For consent solicitations relating to Reserve Matter Modifications, the solicitation shall also include any information required to be provided by the Republic pursuant to Section 11.9.

ARTICLE ELEVEN

MODIFICATIONS

Section 11.1.     Modifications Not Requiring the Consent of Holders. The Republic and the Trustee may, without the vote or consent of any Holder of Debt Securities of any Series, agree to a Modification of Debt Securities of such Series or to this Indenture as it relates to that Series for the purpose of:

i.    adding to the Republic’s covenants for the benefit of the Holders of the Debt Securities of that Series;

ii.    surrendering any right or power conferred upon the Republic with respect to Debt Securities of that Series;

iii.    securing the Debt Securities of that Series;

iv.    curing any ambiguity or curing, correcting or supplementing any defective provision in the Debt Securities of that Series or this Indenture;

v.    amending the Debt Securities of that Series or this Indenture in any manner which the Republic may determine, including amending the denomination of the Debt Securities and which does not materially adversely affect the interests of any Holders of Debt Securities of that Series;

vi.    correcting a manifest error of a formal, minor or technical nature; or

vii.    complying with the terms of any exchange and registration rights agreements to be entered among the Republic and the other parties thereto with respect to the Debt Securities of that Series.

Any Modification pursuant to items (i) through (vii) above shall be binding on all Holders of Debt Securities of that Series intended to be affected by the Modification and any such Modification shall be notified by the Republic to such Holders of Debt Securities as soon as practicable thereafter.

Section 11.2.    Single Series Non-Reserve Matter Modifications. Single Series Non-Reserve Matter Modifications proposed by the Republic that are not Modifications covered by Section 11.1 may be approved by Holders of Debt Securities (by vote at a meeting of Holders of Debt Securities or by a written action), and future compliance therewith may be waived, with the written consent of the Republic and the affirmative vote (if approved at a meeting of Holders of the Debt Securities) or consent (if approved by a written action) of Holders of more than 50% of the aggregate principal amount of the Outstanding Debt Securities of that Series.

Section 11.3.    Reserve Matter Modification Methods. Reserve Matter Modifications proposed by the Republic may be approved by Holders of the Debt Securities (by vote at a Holder of the Debt Securities’ meeting or by a written action) in one of three ways (each, a “Modification Method”):

i.    for a Single Series Reserve Matter Modification, by the Holders of the Debt Securities of the Series subject to the proposed Modification,

ii.    for a proposed Cross-Series Modification with Single Aggregated Voting, by the Holders of two or more Series of Debt Securities whose votes or written consents will be aggregated for the purpose of determining whether the approval threshold has been met, and

iii.    for a proposed Cross-Series Modification with Two-Tier Voting, by the Holders of two or more Series of Debt Securities whose votes or written consents (x) taken together, must meet an aggregated approval threshold and (y) taken separately for each Series of Debt Securities covered by that proposed Cross-Series Modification, must meet a separate approval threshold.

The Republic shall have the discretion to select a Modification Method for a proposed Reserve Matter Modification and to designate which Series of Debt Securities will be included in the aggregated voting for a proposed Cross-Series Modification; provided, however, that once the Republic selects a Modification Method and designates the Series of Debt Securities that will be subject to a proposed Cross-Series Modification, those elections will be final for purposes of that vote or consent solicitation.

The Republic may simultaneously propose two or more Cross-Series Modifications, each affecting different Series of Debt Securities, or one or more Cross-Series Modifications together with one or more Single Series Reserve Matter Modifications.

Section 11.4.    Single Series Reserve Matter Modifications. Any Single Series Reserve Matter Modification may be made, and future compliance therewith may be waived, with the written consent of the Republic and the affirmative vote or consent of Holders of more than 75% of the aggregate principal amount of the Outstanding Debt Securities of that Series.

Section 11.5.    Cross-Series Modifications with Single Aggregated Voting. Any Cross-Series Modification with Single Aggregated Voting may be made, and future compliance therewith may be waived,

with the written consent of the Republic and the affirmative vote or consent of Holders of more than 75% of the aggregate principal amount of the Outstanding Debt Securities of all the Series affected by that proposed Modification (taken in the aggregate).

Section 11.6.    Cross-Series Modifications with Two-Tier Voting. (a) Any Cross-Series Modification with Two-Tier Voting may be made, and future compliance therewith may be waived, with the written consent of the Republic and:

i.    the affirmative vote or consent of Holders of more than 66 2⁄3% of the aggregate principal amount of the Outstanding Debt Securities of all the Series affected by that proposed Modification (taken in the aggregate), and

ii.    the affirmative vote or consent of Holders of more than 50% of the aggregate principal amount of the Outstanding Debt Securities of each Series affected by that proposed Modification (taken individually).

(b)    It is understood that a Cross-Series Modification constituting or including a Reserve Matter Modification that is not Uniformly Applicable to the terms and conditions of the affected Debt Securities must be effected pursuant to this Section 11.6; a Cross-Series Modification that is Uniformly Applicable may be effected pursuant to Section 11.5 or this Section 11.6, at the Republic’s option.

(c)    For so long as any series of Existing Debt Securities (as defined below) are outstanding, if the Republic certifies to the Trustee and to the trustee under the applicable Existing Indenture (for the benefit of the holders of the affected Existing Debt Securities) that a Cross Series Modification is being sought simultaneously with an Existing Indenture Reserve Matter Modification (as defined below), the Existing Debt Securities affected by such Existing Indenture Reserve Matter Modification shall be treated as “Series affected by that proposed Modification” as that phrase is used in Section 11.5 and Section 11.6(a)(i) and (ii); provided that if the Republic seeks a Cross-Series Modification with Single Aggregated Voting, in determining whether such Modification will be considered Uniformly Applicable, the holders of any series of Existing Debt Securities affected by the Existing Indenture Reserve Matter Modification shall be deemed “Holders of Debt Securities of all Series affected by that Modification,” for the purpose of the Uniformly Applicable definition. It is the intention of this clause that in respect of any Cross-Series Modification, the votes of the holders of the affected Existing Debt Securities be counted for purposes of the voting thresholds specified in this Article Eleven for the applicable Cross Series Modification as though those Existing Debt Securities had been affected by that Cross Series Modification, although it is acknowledged and agreed that the effectiveness of any Modification, as it relates to the affected Existing Debt Securities, shall be governed exclusively by the terms and conditions of those Existing Debt Securities and by the applicable Existing Indenture; provided, however, that no such Modification as to the Debt Securities will be effective unless such Modification shall have also been adopted or deemed adopted by the holders of the affected Existing Debt Securities pursuant to the amendment and modification provisions of such Existing Debt Securities.

For the purpose of this Section 11.6(c):

“Existing Debt Securities” means any of the 2004 Debt Securities, 2009 Debt Securities, 2010 Debt Securities, 2014 Debt Securities or 2015 Debt Securities, as applicable;

“Existing Indenture” means any of the 2004 Indenture, 2009 Indenture, 2010 Indenture, 2014 Indenture, 2015 Indenture or 2015 December Indenture, as applicable;

“Existing Indenture Reserve Matter Modification” means any modification to the terms and conditions of one or more series of the Existing Debt Securities, pursuant to Clauses 12.2.2 and 12.4 of the 2009 Indenture or Clauses 12.2.2 and 12.10 of the 2015 Indenture, as applicable;

“2004 Debt Securities” means debt securities authenticated and delivered under the 2004 Indenture;

“2009 Debt Securities” means debt securities authenticated and delivered under the 2009 Indenture;

“2010 Debt Securities” means debt securities authenticated and delivered under the 2010 Indenture;

“2014 Debt Securities” means debt securities authenticated and delivered under the 2014 Indenture;

“2015 Debt Securities” means debt securities authenticated and delivered under the 2015 Indenture;

“2015 December Debt Securities” means debt securities authenticated and delivered under the 2015 December Indenture;

“2004 Indenture” means the indenture dated as of March 10, 2004 between the Republic of Indonesia, as issuer, and The Bank of New York Mellon (formerly, The Bank of New York), as trustee;

“2009 Indenture” means the indenture dated as of January 28, 2009 between the Republic of Indonesia, as issuer, and The Bank of New York Mellon, as trustee;

“2010 Indenture” means the indenture dated as of January 28, 2009 between the Republic of Indonesia, as issuer, and The Bank of New York Mellon, as trustee, as amended by the first supplemental indenture dated as of January 5, 2010;

“2014 Indenture” means the indenture dated as of January 28, 2009 between the Republic of Indonesia, as issuer, and The Bank of New York Mellon, as trustee, as amended by the first supplemental indenture dated as of January 5, 2010 and second supplemental indenture dated as of June 21, 2014;

“2015 Indenture” means the indenture dated as of January 28, 2009 between the Republic of Indonesia, as issuer, and The Bank of New York Mellon, as trustee, as amended by the first supplemental indenture dated as of January 5, 2010, second supplemental indenture dated as of June 21, 2014 and third supplemental indenture dated as of January 8, 2015; and

“2015 December Indenture” means the indenture dated as of January 28, 2009 between the Republic of Indonesia, as issuer, and The Bank of New York Mellon, as trustee, as amended by the first supplemental indenture dated as of January 5, 2010, second supplemental indenture dated as of June 21, 2014, third supplemental indenture dated as of January 8, 2015 and fourth supplemental indenture dated as of December 1, 2015.

Section 11.7.    Modifications Calculation Agent; Claims Valuation. For the purpose either of administering a vote of Holders of the Debt Securities or seeking the consent of Holders of the Debt Securities to a written action under this Article Eleven, or for calculating the principal amount of the Debt Securities of any Series eligible to participate in such a vote or consent solicitation or that have given consent to a proposed Modification, the Republic may appoint a calculation agent (the “Modifications Calculation Agent”). For the avoidance of doubt, the Trustee, in its capacity as Trustee under this Indenture, shall not act as the Modifications Calculation Agent.

The Republic shall notify the Holders of all Debt Securities eligible to participate in such a vote or consent solicitation of the methodology, as determined by the Modifications Calculation Agent by which the principal amount of each Series of Debt Securities eligible to participate in that vote or consent solicitation will be calculated. This notification shall be given in writing not less than five days prior to the meeting of the Holders of the Debt Securities at which such vote shall occur or, in the case of a consent solicitation for written action, at the time such solicitation is made. The Modifications Calculation Agent shall provide the Republic and the Trustee with the methodology at least five Business Days (or such other time acceptable to the Republic) before the Republic is required to provide notification hereof.

The Trustee shall be entitled to conclusively rely upon any certifications delivered by the Modifications Calculation Agent pursuant to this Section 11.7.

The Trustee shall not be responsible for determining whether the Uniformly Applicable condition has been satisfied.

Section 11.8.    Binding Effect. Any Modification consented to or approved by the Holders of Debt Securities pursuant to this Article Eleven will be conclusive and binding on all Holders of the relevant Series of Debt Securities or all Holders of all Series of Debt Securities affected by a Cross-Series Modification, as the case may be, whether or not they have given such consent or approval, and on all future Holders of those Debt Securities whether or not notation of such Modification is made upon the Debt Securities. Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Debt Security.

Section 11.9.    Information Delivery Requirement. Before soliciting the consent or the vote of any Holder of Debt Securities for a Reserve Matter Modification, the Republic shall provide to the Trustee (solely for purposes of onward distribution to the Holders of the Debt Securities that would be affected by that proposed Modification) the following information in electronic format:

i.    a description of the Republic’s economic and financial circumstances that are, in the Republic’s opinion, relevant to the request for the proposed Modification, a description of the Republic’s existing debts and a description of any broad policy reform program and provisional macroeconomic outlook;

ii.    if the Republic shall at the time have entered into an arrangement for financial assistance with multilateral and/or other major creditors or creditor groups and/or an agreement with any such creditors regarding debt relief, (x) a description of any such arrangement or agreement and (y) where permitted under the information disclosure policies of the multilateral or other creditors, as applicable, a copy of the arrangement or agreement;

iii.    a description of the Republic’s proposed treatment of foreign debt instruments that are not affected by the proposed Modification and its intentions with respect to any other major creditor groups; and

iv.    if the Republic is then seeking a Reserve Matter Modification affecting any other Series of Debt Securities, a description of that proposed Modification.

Section 11.10.    Outstanding Debt Securities. Upon request of the Trustee, the Republic shall furnish to the Trustee promptly one or more Officer’s Certificates listing and identifying all Debt Securities, if any, known by the Republic to be owned or held by or for the account of the Republic or any Public Sector Instrumentality; or any corporation, trust or legal entity controlled by the Republic or a Public Sector Instrumentality and, subject to Section 5.1 and Section 5.2, the Trustee shall be entitled to accept such Officer’s Certificate or Certificates as conclusive evidence of the facts therein set forth and of the fact that all Debt Securities not listed therein are Outstanding for the purpose of any such determination.

Section 11.11.    Certification of Disenfranchised Debt Securities. Prior to any vote on, or consent solicitation for, a Reserve Matter Modification, the Republic shall deliver to the Trustee a certificate signed by an Authorized Officer specifying any Debt Securities that are deemed not to be Outstanding for the purpose of Section 11.10.

ARTICLE TWELVE

FATCA AND BANK RECOVERY AND RESOLUTION DIRECTIVE

For the purposes of this Section 12, capitalized terms have the following meanings:

“Applicable Law” means any law or regulation.

“Authority” means any competent regulatory, prosecuting, Tax or governmental authority in any jurisdiction.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“FATCA Withholding” means any withholding or deduction required pursuant to an agreement described in section 1471(b) of the Code, or otherwise imposed pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or any law implementing an intergovernmental approach thereto.

“Tax” means any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any Authority having power to tax.

Section 12.1.    Mutual Undertaking Regarding Information Reporting and Collection Obligations. Each Party shall, within 10 business days of a written request by another Party, supply to that other Party such forms, documentation and other information relating to it, its operations, or any Debt Securities as that other Party reasonably requests for the purposes of that other Party’s compliance with Applicable Law and shall notify the relevant other Party reasonably promptly in the event that it becomes aware that any of the forms, documentation or other information provided by such Party is (or becomes) inaccurate in any material respect; provided, however, that no Party shall be required to provide any forms, documentation or other information pursuant to this Section 12 to the extent that: (i) any such form, documentation or other information (or the information required to be provided on such form or documentation) is not reasonably available to such Party and cannot be obtained by such Party using reasonable efforts; or (ii) doing so would or might in the reasonable opinion of such Party constitute a breach of any: (a)    Applicable Law; (b) fiduciary duty; or (c) duty of confidentiality. For purposes of this Section 12, “Applicable Law” shall be deemed to include (i) any rule or practice of any Authority by which any Party is bound or with which it is accustomed to comply; (ii) any agreement between any Authorities; and (iii) any agreement between any Authority and any Party that is customarily entered into by institutions of a similar nature.

Section 12.2.    Notice of Possible Withholding Under FATCA. The Republic shall notify each Agent in the event that it determines that any payment to be made by an Agent under any Debt Securities is a payment which could be subject to FATCA Withholding if such payment were made to a recipient that is generally unable to receive payments free from FATCA Withholding, and the extent to which the relevant payment is so treated, provided, however, that the Republic’s obligation under this Section 12 shall apply only to the extent that such payments are so treated by virtue of characteristics of the Republic, such Debt Securities, or both.

Section 12.3.    Agent Right to Withhold. Notwithstanding any other provision of this Indenture, each Agent shall be entitled to make a deduction or withholding from any payment which it makes under any Debt Securities for or on account of any Tax, if and only to the extent so required by Applicable Law, in which event the Agent shall make such payment after such deduction or withholding has been made and shall account to the relevant Authority within the time allowed for the amount so deducted or withheld or, at its option, shall reasonably promptly after making such payment return to the Republic the amount so deducted or withheld, in which case, the Republic shall so account to the relevant Authority for such amount. For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this Section 12.

Section 12.4.    Republic’s Right to Redirect. In the event that the Republic determines in its sole discretion that any deduction or withholding for or on account of any Tax will be required by Applicable Law in connection with any payment due to any of the Agents on any Debt Securities, then the Republic will be entitled to redirect or reorganize any such payment in any way that it sees fit in order that the payment may be made without such deduction or withholding provided that, any such redirected or reorganized payment is made through a recognized institution of international standing and otherwise made in accordance with this Indenture. The Republic will promptly notify the Agents and the Trustee of any such redirection or reorganization. For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is required by Applicable Law for the purposes of this Section 12.

Section 12.5.    Bank Recovery and Resolution Directive. Notwithstanding and to the exclusion of any other term of this Indenture or any other agreements, arrangements, or understanding between the Transfer Agent and the Registrar and the Republic, the Republic acknowledges and accepts that a BRRD Liability arising under this Indenture may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledge, accept, and agree to be bound by:

(a)    the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Transfer Agent and the Registrar to the Republic under this Indenture, that (without limitation) may include and result in any of the following, or some combination thereof:

i.    the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

ii.    the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Transfer Agent and the Registrar or another person, and the issue to or conferral on the Republic of such shares, securities or obligations;

iii. the cancellation of the BRRD Liability;

iv.    the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(b)    the variation of the terms of this Indenture, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

Capitalized terms used in this Section 12.5 have the following meanings:

“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time

“Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Transfer Agent and the Registrar.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

THE REPUBLIC OF INDONESIA

By	/s/ Luky Alfirman
Name:	Luky Alfirman
Title:	Director General of Budget Financing and Risk Management

BANK INDONESIA

By	/s/ Sugeng
Name:	Sugeng
Title:	Deputy Governor of Bank Indonesia

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Trustee

By	/s/ Thomas Scollon
Name:	Thomas Scollon
Title:	Vice President

THE BANK OF NEW YORK MELLON,
LONDON BRANCH

By	/s/ Thomas Scollon
Name:	Thomas Scollon
Title:	Vice President

THE BANK OF NEW YORK MELLON,
SA/NV, LUXEMBOURG BRANCH

By	/s/ Thomas Scollon
Name:	Thomas Scollon
Title:	Vice President

Exhibit A

FORM OF FACE OF [GLOBAL BONDS]

THE REPUBLIC OF INDONESIA

GLOBAL [BONDS]

representing

[U.S.$] [Other Currency]

[    ]% [Type of Debt Securities] Due

No. [            ]

CUSIP: [            ]

ISIN: [            ]

Common Code: [            ]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE) TO THE REPUBLIC OF INDONESIA (THE “REPUBLIC”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

THIS [BOND] IS A [GLOBAL BOND] WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. THIS [GLOBAL BOND] MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 2.5 OF THE INDENTURE, [AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.8 OF THE INDENTURE. BENEFICIAL INTERESTS IN THIS [GLOBAL BOND] MAY NOT BE TRANSFERRED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.] 1

[1]	To be inserted if the Global [Bond] is issued pursuant to Rule 144A or Regulation S.

[Rule 144A Securities Legend] 2

[THIS [BOND] HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.]1 [EACH PURCHASER OF THIS [BOND] IS HEREBY NOTIFIED THAT THE SELLER OF THIS [BOND] MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]2

[THIS [BOND] MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED

INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES PURSUANT TO THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]1

[THIS [BOND] AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS [BOND] TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS [BOND] SHALL BE DEEMED BY THE ACCEPTANCE OF THIS [BOND] TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]1

[THIS LEGEND CAN ONLY BE REMOVED AT THE OPTION OF THE ISSUER.]]1

The Republic of Indonesia (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of                      [UNITED STATES DOLLARS] [OTHER CURRENCY] ([U.S.$] [Other Currency]            ) or such amount as shall be the outstanding principal amount hereof on             ,        , [if the [Bond] is to bear interest prior to maturity, insert: together with interest accrued from the issue date to, but excluding, the maturity date] or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further

[2]	To be inserted if the Global [Bond] is issued pursuant to Rule 144A. unconditionally promises to pay interest [quarterly/semi-annually/annually] in arrears on [Interest Payment Date or Dates] (each, an “Interest Payment Date”), commencing , on any outstanding portion of the unpaid principal amount hereof at % per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from , until payment of said principal sum has been made or duly provided for, and shall be payable to Holders of record as of and of each year (each, a “Record Date”). This is a [Global Bond] (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this [Global Bond], shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the [United States] [Other Currency] as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar, any paying agent shall be entitled to treat the Depositary as the sole Holder of this [Global Bond].

[Insert floating interest rate provisions, if applicable.]

[Insert special interest rate provisions, if applicable.]

[If the [Bond] is not to bear interest prior to maturity, insert: The principal of this [Bond] shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Stated Maturity Date.]

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this [Global Bond] and by acceptance hereof each Holder of this [Global Bond] agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This [Global Bond] is issued in respect of an issue of [U.S.$] [Other Currency] principal amount of [    ]% [Type of [Bonds]] due            of the Republic (the “[Bonds]”) and is governed by (i) the Indenture dated as of [●], 2017 (the “Indenture”) between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the [Bonds] set forth on the reverse of this [Global Bond] (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this [Global Bond], the terms of which are incorporated herein by reference. This [Global Bond] shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this [Global Bond] may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this [Global Bond] for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this [Global Bond], such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this [Global Bond] shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF INDONESIA

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By
Name:
Title:

Schedule A

Date of Increase or Decrease	Increase of Principal Amount of this [Global Bond]	Decrease of Principal Amount of this [Global Bond]	Remaining Principal Amount of this [Global Bond]

Exhibit B

FORM OF FACE OF CERTIFICATED SECURITIES

THE REPUBLIC OF INDONESIA

[U.S.$] [Other Currency]

[    ]% [Type of [Bonds]] Due

[Rule 144A Securities Legend]3

[THIS [BOND] HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.]6 [EACH PURCHASER OF THIS [BOND] IS HEREBY NOTIFIED THAT THE SELLER OF THIS [BOND] MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]5

[THIS [BOND] MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES PURSUANT TO THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]6

[THIS [BOND] AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS [BOND] TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS [BOND] SHALL BE DEEMED BY THE ACCEPTANCE OF THIS [BOND] TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]6

THIS LEGEND CAN ONLY BE REMOVED AT THE OPTION OF THE ISSUER.]4

(a)    The Republic of Indonesia (the “Republic”), for value received, hereby promises to pay to            , or registered assigns, upon surrender hereof of the principal sum of            [UNITED STATES DOLLARS][OTHER CURRENCY] ([U.S.$] [Other Currency]            ) or such amount as shall be the outstanding principal amount hereof on            ,        , [if the [Bond] is to bear interest prior to maturity, insert: together with interest accrued from the issue date to, but excluding, the maturity date] or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest [quarterly/semi-annually/annually] in arrears on [Interest Payment Date or Dates] (each, an “Interest Payment Date”), commencing            , on any outstanding portion of the unpaid principal amount hereof at     % per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from        ,        until payment of said principal sum has been made or duly provided for and shall be payable to

[3]	To be inserted if the Certificated [Bond] is issued pursuant to Rule 144A.
[4]	To be inserted if the Certificated [Bond] is issued pursuant to Rule 144A or Regulation S.

Holders of record as of [             ] and [        ] of each year (each, a “Record Date”). Such payment shall be made exclusively in such coin or currency of the [Other currency] [United States] as at the time of payment shall be legal tender for payment of public and private debts.

[Insert floating interest rate provisions, if applicable.]

[Insert special interest rate provisions, if applicable.]

[If the [Bond] is not to bear interest prior to maturity, insert: The principal of this [Bond] shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Stated Maturity Date.]

(b)    This Certificated Security is issued in respect of an issue of [U.S.$] [Other Currency] principal amount of [    ]% [Type of [Bonds]] due             of the Republic (the “[Bonds]”) and is governed by (i) the Indenture dated as of [●], 2017 (the “Indenture”) between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the [Bonds] set forth on the reverse of this Certificated Security (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Certificated Security, the terms of which are incorporated herein by reference. This Certificated Security shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

(c)    Unless the certificate of authentication herein has been manually executed by the Trustee, this Certificated Security shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF INDONESIA

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Trustee

By
Name:
Title:

Exhibit C

[FORM OF REVERSE OF [BONDS]]

TERMS AND CONDITIONS OF THE [BONDS]

1.    General. (a) This [Bond] is one of a duly authorized Series of debt securities of the Republic of Indonesia (the “Republic”), designated as its [    ]% [Title of [Bonds]] due [                    ] (each [Bond] of this Series a “[Bond],” and collectively, the “[Bonds]”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of [●], 2017, between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, as amended from time to time (the “Indenture”). The Holders of the [Bonds] will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this [Bond] but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this [Bond], the latter shall control for purposes of this [Bond].

(b)    The [Bonds] constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The [Bonds] rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the [Bonds] ratably with payments being made under any other Public External Indebtedness.

(c)    The [Bonds] are in fully registered form, without coupons in denominations of [US$[            ] and integral multiples of US$[            ] in excess thereof][other denominations as contemplated by Section 2.1(c) of the Indenture]. The [Bonds] may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “[Global Bond]”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The [Bonds], exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a [Bond] shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such [Bond] regardless of any notice of ownership, theft, loss or any writing thereon.

(d)    For the purposes of this paragraph 1 and paragraphs 4 and 5 below, the following terms shall have the meanings specified below:

“Indebtedness” means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed which is issued by and in the name of the Republic and is backed by the full faith and credit of the Republic. As used in the preceding sentence, money borrowed “by and in the name of the Republic” shall not include the borrowings of any state-owned enterprise or other agency, authority, department or instrumentality which under the laws of the Republic constitutes a juridical entity or statutory body separate from the Republic so long as such Indebtedness does not carry the full faith and credit of the Republic.

“External Indebtedness” means Indebtedness which is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the lawful currency of the Republic.

“Public External Indebtedness” means External Indebtedness which (i) is publicly issued or privately placed in the capital markets, (ii) is in the form of, or represented by, bonds, debentures, notes or other similar instruments or book entries and (iii) is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

“Security Interest” means any security interest, lien, pledge, mortgage, deed of trust, charge or other encumbrance, security interest or preferential arrangement which has the practical effect of constituting a security interest with respect to the payment of any obligations with or from the proceeds of any assets or revenues of any kind whether in effect on the date the Indenture becomes effective or at any time thereafter.

2.    Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the [Bonds] and any other payments to be made by the Republic under the [Bonds] and the Indenture, at the place or places, at the respective times and in the manner provided in the [Bonds] and the Indenture. Principal of the [Bonds] will be payable against surrender of such [Bonds] at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent appointed pursuant to the Indenture (each, a “paying agent”), by [U.S. dollar] [Other Currency] check drawn on, or by transfer to a [U.S. dollar] [Other Currency] account maintained by the Holder with, a bank located in [New York City] [Other Location]. Payment of interest or principal [(including Additional Amounts (as defined below))]5 on [Bonds] will be made to the Persons in whose name such [Bonds] are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such [Bonds] upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Persons in whose names such [Bonds] are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 12 of these Terms, by or on behalf of the Republic to the Holders of the [Bonds] not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a [U.S. dollar] [Other Currency] check drawn on a bank in [New York City] [Other Location] mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least [U.S.$/other currency] [            ] in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a [U.S. dollar][Other Currency] account maintained by the Holder with a bank in [New York City][Other Location]. Payment of interest on a [Global Bond] will be made (i) by a [U.S. dollar] [Other Currency] check drawn on a bank in [New York City] [Other Location] delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a [U.S. dollar][Other Currency] account maintained by the Depositary with a bank in [New York City][Other Location]. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or the City of Jakarta (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation, or executive order to close. [If applicable, insert definition of Business Day applicable for [Bonds] denominated in a currency other than U.S. dollars.]

(b)    In any case where the date of payment of the principal, interest or premium, if any, [(including Additional Amounts)]6 on, the [Bonds] shall not be a Business Day, then payment of principal, interest or premium, if any, [(including Additional Amounts)]7 will be made on the next succeeding Business Day, and no interest on the [Bonds] will accrue as a result of the delay in payment.

(c)    Interest will be computed on the basis of [a 360-day year comprised of twelve 30-day months][the actual number of days elapsed in a 365 (or 366) day year].

[5]	To be inserted if the Debt Security provides for the payment of Additional Amounts.
[6]	To be inserted if the Debt Security provides for the payment of Additional Amounts.
[7]	To be inserted if the Debt Security provides for the payment of Additional Amounts.

(d)    Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal, interest or premium, if any, [(including Additional Amounts)]8 on any [Bond] and not applied but remaining unclaimed for [one] year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and the Holder of such [Bond] shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the [Bond] until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 14 of these Terms.

(e)    If the Republic at any time defaults in the payment of any principal of, or interest [(including Additional Amounts)]9 on the [Bonds], the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of [            ]% per annum[, together with Additional Amounts, if applicable]10.

(f)    The [Bonds] will not be subject to a sinking fund.

[3.    Additional Amounts. (a) The Republic will make all principal and interest payments on the [Bonds], to the extent permitted by law, without withholding or deducting any present or future taxes, levies, imposts, duties, assessments or other charges of whatever nature imposed by the Republic or any of its political subdivisions (“Indonesian Taxes”). If Indonesian law requires the Republic to withhold or deduct any Indonesian Taxes, the Republic will pay the Holders of [Bonds] such additional amounts (“Additional Amounts”) necessary to ensure that they receive the same amount as they would have received without any withholding or deduction. The Republic will not, however, pay any Additional Amounts in connection with any Indonesian Taxes that are imposed in connection with any of the following:

i.    the Holder has or had some connection with the Republic other than merely owning or holding the [Bonds] or receiving principal and interest payments on the [Bonds];

ii.    any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

iii.    any tax, assessment or other governmental charge that would not have been imposed but for the failure of a holder or beneficial owner of a Bond to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction, provided that (a) the Republic or the Republic’s agent has notified the holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (b) in no event shall such holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI,W-8EXP and/or W-8IMY;

iv.    the Holder has failed to present any such [Bonds] for payment (where such presentment is required) within 30 days after the date on which such payment has been made available to the Holder except to the extent that the Holder thereof would have been entitled to such Additional Amounts on presenting such [Bond] for payment on the last of such 30 days; or

v.    any tax, assessment or other governmental charge that would not have been imposed but for the failure by a holder or beneficial owner (or any financial institution through which the holder or

[8]	To be inserted if the Debt Security provides for the payment of Additional Amounts.
[9]	To be inserted if the Debt Security provides for the payment of Additional Amounts.
[10]	To be inserted if the Debt Security provides for the payment of Additional Amounts.

beneficial owner holds any Bonds or through which payment on the Bonds is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Bonds or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous than these provisions as enacted on such date; or

vi.    the Holder is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

Any reference to “principal” or “interest” on the [Bonds] includes any Additional Amounts which may be payable on the [Bonds].

(b)    The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, delivery or registration of the [Bonds] or any other document or instrument referred to therein.

4.    Negative Pledge Covenant of Republic. So long as any [Bond] shall remain Outstanding, the Republic will not create or permit the creation of any mortgage, charge, lien, pledge or any other security interest on any of its present or future assets or revenues, or any part thereof, to secure any Public External Indebtedness (as defined below), unless the Republic shall procure that all amounts payable under the [Bonds] are secured equally and ratably.

Notwithstanding the above, the Republic may create or permit the creation of any Security Interests:

i.    securing Public External Indebtedness incurred, assumed or guaranteed by the Republic solely to finance or refinance the acquisition, construction or development of the property over which such Security Interest has been created or permitted to be created, provided that such Security Interest does not extend to any other property of the Republic; however, in the case of construction, the Security Interest may extend to: unimproved real property for the construction, any trust account into which the proceeds of the offering creating such Public External Indebtedness may be temporarily deposited pending use in the construction, and the revenues to be generated by the operation of, or loss or damage to, the property to be constructed;

ii.    existing on any property or asset at the time of its acquisition (or arising after its acquisition pursuant to an agreement entered into prior to, and not in contemplation of, such acquisition), and extensions and renewals of such Security Interest limited to the original property or asset covered thereby and securing any extension or renewal of the original secured financing;

iii.    arising out of the renewal, extension or replacement of any indebtedness permitted under paragraph 4 (ii) above; provided, however, that the principal amount of such Public External Indebtedness is not increased;

iv.    arising in the ordinary course of borrowing activities of the Republic to secure Public External Indebtedness with a maturity of one year or less;

v. in existence as of the date of the issuance of the [Bonds];

vi.    pursuant to any order of attachment, distrain or similar legal process arising in connection with court proceedings which proceedings are being contested in good faith; or

vii.    arising by operation of law, provided that any such Security Interest is not created or permitted to be created by the Republic for the purpose of securing any Public External Indebtedness.

5.    Events of Default. (a) Each of the following events will constitute an “Event of Default” under the [Bonds]:

i.    the Republic defaults in any payment of the principal of or interest on any of the [Bonds] and such default is not cured within 30 days; or

ii.    the Republic defaults in the performance of any other covenant in the [Bonds] and such default continues for a period of 60 days after written notice thereof has been given to the Republic pursuant to the Indenture by Holders representing at least 10% of the aggregate principal amount of the [Bonds] outstanding; or

iii.    any Public External Indebtedness in a principal amount in excess of U.S.$50,000,000 (or the equivalent amount thereof in any other currency) is accelerated (other than by optional or mandatory prepayment or redemption); or

iv.    the Republic defaults in the payment of principal or interest in excess of U.S.$50,000,000 (or the equivalent amount thereof in any other currency) payable (whether upon maturity, acceleration or otherwise) in connection with Public External Indebtedness beyond any applicable grace and waiver periods and such default shall not have been cured or waived within 30 days after written notice thereof has been given to the Republic pursuant to the Indenture by any Holder; or

v.    the Republic declares a moratorium with respect to the payment of principal of or interest on any Public External Indebtedness.

(b)    If an Event of Default under the [Bonds] shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the [Bonds] to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may, and the Trustee at the written request of such Holders shall (subject to receiving indemnity and/or security to its satisfaction), declare the principal amount of all the [Bonds] due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the [Bonds] shall have been cured or waived; provided that if, at any time after the principal of the [Bonds] shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the [Bonds], the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee or Paying Agent a sum sufficient to pay all matured installments of interest and principal upon all the [Bonds] which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each [Bond] at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the fees and reasonably incurred expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the [Bonds] which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the [Bonds] then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 5 need not be taken at a meeting pursuant to paragraph 7 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 5 are subject to Article Four of the Indenture.

(c)    Notwithstanding the foregoing, in the case of an Event of Default specified in clause (ii) of paragraph 5(a), the principal amount of and the accrued interest on the [Bonds] may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of [Bonds].

(d)    In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 5(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

6.    Purchase of [Bonds] by the Republic. The Republic may at any time purchase or acquire any of the [Bonds] in any manner and at any price in the open market, in privately negotiated transactions or otherwise. [Bonds] that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Registrar for cancellation.

7.    Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of [Bonds] and actions taken by written consent of the Holders of [Bonds].

8.    Replacement, Exchange and Transfer of the [Bonds]. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any [Bond] shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new [Bond] bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced [Bond], or in lieu of and in substitution for the purportedly destroyed, lost or stolen [Bond]. In every case, the applicant for a substitute [Bond] shall furnish to the Republic and to the Trustee, Registrar and Transfer Agent such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such [Bond] and of the ownership thereof. Upon the issuance of any substitute [Bond], the Holder of such [Bond], if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic, the Trustee, Registrar and Transfer Agent) connected with the preparation and issuance of the substitute [Bond].

(b)    Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a [Global Bond] may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another [Global Bond] by the Holder or Holders surrendering the [Bond] or [Bonds] for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Registrar and the Transfer Agent. Certificated Securities will only be issued in exchange for interests in a [Global Bond] pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the [Bonds] will be made by the Registrar and the Transfer Agent.

(c)    Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office or at the office of any paying agent, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the [Bonds] will be made by the Registrar and Transfer Agent.

(d)    The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 8 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the [Bond]. Registration of the transfer of a [Bond] by the Registrar shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e)    The Registrar and the Transfer Agent may decline to accept any request for an exchange or registration of transfer of any [Bond] during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the [Bonds].

9.    Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

10.    Paying Agents; Transfer Agents; Registrar. Bank Indonesia has initially appointed The Bank of New York Mellon as paying agent, transfer agent and registrar. Bank Indonesia, may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the [Bonds] are Outstanding Bank Indonesia will maintain in [The City of New York] (i) a paying agent, (ii) an office or agency where the [Bonds] may be presented for exchange, transfer and registration of transfer as provided in the Indenture [and (iii) a registrar]. [If the Bonds are listed on the Singapore Stock Exchange (“SGX-ST”) and the rules of such exchange so require, Bank Indonesia will maintain a paying agent in Singapore.] The Republic will give prompt notice to the Trustee and all Holders of the [Bonds] of any future appointment or any resignation or removal of any paying agent, transfer agent or registrar or of any change by any paying agent, transfer agent or registrar in any of its specified offices.

11.    Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of [Bonds] of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the [Bonds] of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the [Bonds], or for any other remedy hereunder or under the [Bonds], unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of [Bonds], (b) the Holders of not less than 25% in aggregate principal amount Outstanding of [Bonds] of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of [Bonds] of a Series with every other Holder of [Bonds] of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the [Bonds] to affect, disturb or prejudice the rights of any other Holder of [Bonds] of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the [Bonds] of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of [Bonds] of such Series. For the protection and enforcement of this paragraph 11, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

12.    Notices. The Republic will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will give notices to the Holders of a [Global Bond] in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders if and so long as the [Bonds] are listed on the SGX-ST and the rules of such exchange so require, in a leading newspaper having general circulation in Singapore (which is expected to be the Business Times). If publication in a leading newspaper in Singapore is not practicable, the Republic will have validly given notice if it gives notice in accordance with the rules of the exchange on which the [Bonds] are listed. The Republic will consider any published notice to be given on the date of its first publication.

13.    Further Issues of [Bonds]. The Republic may from time to time, without the consent of Holders of the [Bonds], create and issue additional [Bonds] having the same Terms as the [Bonds] in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the [Bonds]; provided, however, that any additional [Bonds] subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the [Bonds], or (b) in a “qualified reopening” of the [Bonds], unless such additional [Bonds] have a separate CUSIP, ISIN or other identifying number from the previously Outstanding [Bonds]. Such Additional [Bonds] will be consolidated with and will form a single Series with the previously Outstanding [Bonds].

14.    Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the [Bonds] [(including Additional Amounts)]11 shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the [Bonds] [(including Additional Amounts)]12, in each case from the date on which such payment first became due.

15.    Authentication. This [Bond] shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

16. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a)    The Indenture and the Debt Securities shall be governed by and interpreted in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of New York, except for the Republic’s authorization and execution, which shall be governed by and interpreted in accordance with the laws of the Republic.

(b)    The Republic and Bank Indonesia hereby irrevocably submit to the jurisdiction of any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Indenture, and the Republic and Bank Indonesia hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic and Bank Indonesia hereby irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right of jurisdiction in such action or proceeding on account of the place of residence or domicile of the Republic and Bank Indonesia. The Republic and Bank Indonesia hereby appoint the Chief Representative of Bank Indonesia New York as its authorized agent (the “Process Agent”) upon which process may be served in any action by the Trustee or a Holder arising out of or based on the Indenture which may be instituted in any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and the Republic and Bank Indonesia expressly accept the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until all amounts in respect of the principal and interest, due or to become due on or in respect of all the Debt Securities issuable under the Indenture have been paid by the Republic to the Trustee, Paying Agent or Holder, or unless and until the appointment of a successor as such Process Agent and such successor’s acceptance of such appointment. Service of process upon the Process Agent at 200 Vesey Street, 25th Floor, New York, NY 10285, Phone: 1-212-732-1958, Fax: 1-212-732-4003, or at such other address in the United States as may be the office of the Process Agent at the time of such service, and written notice of such service mailed or delivered to the Republic and Bank Indonesia shall be deemed in every respect service of process upon the Republic and Bank Indonesia. The failure of the Process Agent to advise the Republic and Bank Indonesia of its receipt of such

[11]	To be inserted if the Debt Security provides for the payment of Additional Amounts.
[12]	To be inserted if the Debt Security provides for the payment of Additional Amounts.

service shall have no effect on the validity or timeliness of any such service. Notwithstanding the foregoing, any action by the Trustee or a Holder arising out of or based on this Indenture may be instituted by such Person in any competent court in the Republic.

(c)    Each of the Republic and Bank Indonesia hereby waives irrevocably, to the fullest extent permitted by law, any immunity to which it might otherwise be entitled under the Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) or otherwise in any action arising out of or based on the Indenture which may be instituted as provided in this paragraph 16 in any federal court in the Southern District of New York, any state court in the Borough of Manhattan, The City of New York or in any competent court in the Republic; such waiver shall not be subject to retraction or modification by the Republic or Bank Indonesia. Notwithstanding anything to the contrary in the Indenture, such waiver of immunity shall not be deemed or interpreted to include any waiver of immunity in respect of (i) actions brought against the Republic or Bank Indonesia arising out of or based upon U.S. federal or state securities laws; (ii) attachment under Indonesian law; (iii) present or future “premises of the mission” as defined in the Vienna Convention on Diplomatic Relations signed in 1961; (iv) “consular premises” as defined in the Vienna Convention on Consular Relations signed in 1963; (v) any other property or assets used solely or mainly for governmental or public purposes in the Republic or elsewhere; (vi) military property or military assets or property or assets of the Republic related thereto; or (vii) assets or property forming part of the cultural heritage of the Republic and/or Bank Indonesia.

(d)    Notwithstanding anything to the contrary in the Indenture, none of the provisions in this paragraph 16 shall apply to actions brought under the United States federal securities laws or any State securities laws.

(e)    This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this [Bond] and under no circumstances shall it be interpreted as a general waiver by the Republic and Bank Indonesia or a waiver with respect to proceedings unrelated to the Indenture or this [Bond].

(f)    Each of the Republic and Bank Indonesia reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of a Process Agent does not extend to such actions.

17.    Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the [Bonds] that has obtained a court judgment affecting the [Bonds] shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the [Bond] is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

18.    Warranty of the Republic. Subject to paragraph 15, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this [Bond] and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

19.    Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

20.    Modifications. (a) Any Modification to the [Bonds] or the Indenture insofar as it affects the [Bonds] shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b)    Any Modification pursuant to this paragraph 20 will be conclusive and binding on all Holders of the [Bonds], and on all future Holders of the [Bonds] whether or not notation of such Modification is made upon the [Bonds]. Any instrument given by or on behalf of any Holder of a [Bond] in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that [Bond].

(c)    For purposes of this [Bond],

[specific definitions, if any, to be added]

Exhibit D

FORM OF AUTHORIZATION

AUTHORIZATION

Reference is made to the Indenture dated as of [●], 2017 (the “Indenture”) between the Republic of Indonesia (the “Republic”), Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”), and the other parties named therein. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The undersigned, acting on behalf of the Republic in the capacity specified below, hereby certifies that:

(A)    Pursuant to Section 2.1 of the Indenture, there is hereby established a Series of Debt Securities, the [Title of the Debt Securities] (the “Bonds”), to be issued in the initial aggregate principal amount of [U.S.$] [Other Currency] [             ] and delivered under the Indenture, as described in the Republic’s [Prospectus dated [                     ] (the “Prospectus”), Prospectus Supplement dated [                     ] (the “Prospectus Supplement”) and the Pricing Term Sheet dated [                    ] (the “Pricing Term Sheet”)] [Offering Memorandum dated [                    ]], prepared in connection with the issuance of the [Bonds], a copy of which is attached hereto as Annex A; and

(B)    The [Bonds] shall have the terms and be subject to the conditions set forth in the certificate[s] representing the [Bonds], [a] true, correct and complete specimen[s] of which [is] [are] attached hereto as Annex B.

Annex A	[Prospectus, Prospectus Supplement and Pricing Term Sheet][Offering Memorandum]
Annex B	Form of [Bonds]

D-1

IN WITNESS WHEREOF, the Republic has caused this Authorization to be duly executed.

Dated:

THE REPUBLIC OF INDONESIA

By
Name:
Title:

D-2

Exhibit E

THE REPUBLIC OF INDONESIA

FORM OF INCUMBENCY CERTIFICATE

Reference is made to the Indenture dated as of [●], 2017 (the “Indenture”) between the Republic of Indonesia, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

I [Name], [Title], acting on behalf of the Republic of Indonesia (the “Republic”), hereby certify that:

(A)    each person listed below is (i) an Authorized Officer for purposes of the Indenture, (ii) duly elected or appointed, qualified and acting as the holder of the respective office or offices set forth opposite his/her name, (iii) in the case of the Authorized Officers listed under List A, a duly authorized person who executed or will execute the [            ]% [Type of Debt Securities] due              (the “Debt Securities”) by his/her manual or facsimile signature and, in the case of all Authorized Officers listed below under List A and List B, a duly authorized person to otherwise act and to give and receive instructions and notices on behalf of the Republic under the Indenture, (iv) duly elected or appointed, qualified and acting as the holder of the office set forth opposite his/her name and (v) each of [insert name and position] at telephone number [●] or the Authorized Officers listed below under List A and List B has the authority to receive callbacks at the telephone numbers noted below upon the request of The Bank of New York Mellon, [The Bank of New York Mellon, London Branch, The Bank of New York Mellon SA/NV, Luxembourg Branch, The Bank of New York Mellon, Singapore Branch and The Bank of New York Mellon, Hong Kong Branch] in connection with the Indenture and any Debt Security issued pursuant to the Indenture; and

(B) each signature appearing below is the person’s genuine signature.

Authorized Officers:

List A

Name	Title	Signature	Telephone Number

List B

Name	Title	Signature	Telephone Number

E-1

IN WITNESS WHEREOF, the undersigned have hereunto signed his or her name.

Dated:

By
Name:
Title:

E-2

Exhibit F

FORM OF TRANSFER CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby transfers to

(PRINT NAME AND ADDRESS OF TRANSFEREE)

[U.S.$] [Other Currency]            principal amount of this [Title of Debt Security], and all rights with respect thereto, and irrevocably constitutes and appoints             as attorney to transfer this Debt Security on the books kept for registration thereof, with full power of substitution.

Dated
Certifying Signature
Signed

[Bond]:

(i)	The signature on this transfer form must correspond to the name as it appears on the face of this Debt Security.

(ii)	A representative of the Holder should state the capacity in which he or she signs (e.g., executor).

(iii)	The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered Holder or shall be certified by a recognized bank, notary public or in such other manner as the Trustee, transfer agent or paying agent may require.

F-1

Exhibit G

REGULATION S GLOBAL SECURITY CERTIFICATE

(For transfers pursuant to Section 2.8(a) of the Indenture)

To: The Bank of New York Mellon,

            as Trustee

101 Barclay Street,

New York, NY 10286

Re:	[Title of Series of Debt Securities]

   of the Republic of Indonesia (the “Bonds”)

Reference is made to the Indenture, dated as of [●], 2017, (the “Indenture”), between the Republic of Indonesia (the “Republic”), Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”), and the other parties named therein. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the “Securities Act”) are used herein as so defined.

This certificate relates to US$             principal amount of Bonds, which are evidenced by the following certificate(s) (the “Specified Bonds”):

[CUSIP No(s).                                          ]

[ISIN No(s).                                          ]

[CERTIFICATE No(s).                                         ]

The Person in whose name this certificate is executed below (the “undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Bonds or (ii) it is acting on behalf of all the beneficial owners of the Specified Bonds and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Bonds are represented by a Global Bond, they are held through a Participant in the name of the undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Bonds be transferred to a Person (the “Transferee”) who shall take delivery in the form of a Regulation S Bond. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 903 or 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

1.    Rule 903 or 904 Transfers. If the transfer is being effected in accordance with Rule 903 or 904:

(a)    the Owner is not a distributor of the Bonds, an affiliate of the Republic or of any such distributor or a person acting on behalf of any of the foregoing;

(b) the offer of the Specified Bonds was not made to a person in the United States;

(c) either:

(i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

(ii)    the transaction is being executed in, on or through the facilities of a designated offshore bonds market (as defined in Regulation S) and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(d)    no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

(e)    if the Owner is a dealer in bonds or has received a selling concession, fee or other remuneration in respect of the Specified Bonds, and the transfer is to occur during the Distribution Compliance Period (as defined in Regulation S under the Securities Act), then the requirements of Rule 904(c)(1) have been satisfied; and

(f)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

(a)    the transfer is occurring after [date one year after original issue date of relevant Series of Bonds] and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

(b)    the transfer is occurring after [date two years after original issue date of relevant Series of Bonds] and the Owner is not, and during the preceding three months has not been, an affiliate of the Republic.

This certificate and the statements contained herein are made for your benefit and the benefit of the Republic.

Dated:
(Print the name of the undersigned, as such term is defined in the second paragraph of this certificate)

By_ Name:
Title:

(If the undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the undersigned must be stated)

Exhibit H

RESTRICTED BONDS CERTIFICATE

(For transfers pursuant to Section 2.8(b) of the Indenture)

To: The Bank of New York Mellon,

            as Trustee

101 Barclay Street,

New York, NY 10286

Re:	[Title of Series of Bonds]
of the Republic of Indonesia (the “Bonds”)

Reference is made to the Indenture, dated as of [●], 2017, (the “Indenture”), between the Republic of Indonesia (the “Republic”), Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”), and the other parties named therein. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the “Securities Act”) are used herein as so defined.

This certificate relates to US$            principal amount of Bonds, which are evidenced by the following certificate(s) (the “Specified Bonds”):

[CUSIP No(s).                                         ]

[ISIN No(s).                                         ]

[CERTIFICATE No(s).                                         ]

The Person in whose name this certificate is executed below (the “undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Bonds or (ii) it is acting on behalf of all the beneficial owners of the Specified Bonds and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Bonds are represented by a Global Bond, they are held through a Participant in the name of the undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Bonds be transferred to a Person (the “Transferee”) who shall take delivery in the form of a Restricted Bond. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

1.    Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

(a)    the Specified Bonds are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

(b)    the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner is relying on Rule 144A in connection with the transfer.

2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

(a)    the transfer is occurring after [date one year after original issue date of relevant Series of Bonds] and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

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(b)    the transfer is occurring after [date two years after original issue date of relevant Series of Bonds] and the Owner is not, and during the preceding three months has not been, an affiliate of the Republic.

This certificate and the statements contained herein are made for your benefit and the benefit of the Republic.

Dated:
(Print the name of the undersigned, as such term is defined in the second paragraph of this certificate)
By_ Name:
Title:

(If the undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the undersigned must be stated)

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